                         [PROVIDENT MUTUAL LETTERHEAD]

Dear Policyholder:

We are pleased to send you the annual report for one of the Fund groups from your variable annuity contract or variable life insurance policy. In additional mailings, you will also be receiving the annual reports for other Fund groups in which you have invested. The investments available through your variable contract are being managed by some of the best fund management companies in the country.

Your variable insurance product is unique in that it combines the protection and tax advantages of traditional insurance with the growth potential of equity investments. A leader in the variable products marketplace, Provident Mutual Life Insurance Company can trace its roots back to 1717, giving us the distinction of serving America's life insurance needs longer than any other company. Our financial strength enables us to continually offer a variety of life insurance policies and annuity contracts designed to help you meet your financial planning goals, including retirement planning, college funding, and estate planning.

We are proud to include you among our policyholders, and we appreciate your business. If you have a question about your policy, or would like more information about our products and services, please contact your local agent or our Customer Service Center at 1-800-688-5177.

Sincerely,

/s/ Robert W. Kloss
Robert W. Kloss
President

--------------------------------------------------------------------------------
To Our Variable Life Policyholders and Variable Annuity Contractholders:
--------------------------------------------------------------------------------

We are pleased to send you the 1997 Annual Report of the Market Street Fund Inc., its Growth, Money Market, Bond, Managed, Aggressive Growth, International and Sentinel Growth Portfolios.

On May 1,1997 Sentinel Advisors Company succeeded Newbold's Asset Management Inc. as adviser to the Market Street Fund Growth Portfolio. On December 12, 1997, the Common Stock Portfolio of the Market Street Fund which was also managed by Sentinel Advisors and had the same investment objectives was merged into the larger Market Street Growth Portfolio. This was done to provide owners of the Common Stock Portfolio potentially higher returns through lower expenses and greater investment flexibility available to portfolios of larger size. In 1998 we are looking forward to introducing some exciting investment options to the Market Street Fund, Inc.

Economic Overview and Investment Perspective

Economic conditions in the U.S., during 1997 were almost picture perfect for all investors. The economy experienced a strong 3.7% growth, a small 2% rate of inflation and a low 4.6% unemployment rate. The S&P 500 gained 33.4% during the year, dispelling fears that it could not achieve above 20% returns for three consecutive years. Bond investors experienced the best returns since 1995. The yield on the thirty year U.S. Treasury bond declined from 6.64% at the beginning of the year to 5.92% at the end of the year. The Lehman Brothers aggregate bond index, a benchmark used by most investment professionals raked up a total return of 9.4% up from 1996's return of 3.6%. Investor's greatest disappointments were in the international markets. During 1997 the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index returned a paltry 1.8% in U.S. dollars terms. The sharp declines in the Asian markets began in the second half of the year with currency devaluations by a number of countries. Fortunately, this did not have a major impact in Europe.

Once again, the question most investors are asking is whether the party is over, and once again we cannot provide that answer. Going into 1998, the outlook is filled with many uncertainties. Although general economic consensus calls for moderate growth, and modest inflation, the big unknowns are the impact of the Asian turmoil and the impending European Monetary Union slated for the latter part of the year. We expect volatility in the stock market where prices will be torn between low interest rates and a softening of profits. On a positive front, for the first time in nearly thirty years, the U.S. budget is expected to show a surplus, a development which may reduce the Treasury's borrowing needs and keep interest rates low.

In this environment of uncertainty we urge you to remain a long term, patient investor and take comfort and pride in the conservative, value oriented management styles of our investment advisers.

Review of Fund Portfolio Performance

The Annual reviews and performance charts* for each portfolio (other than the Money Market Portfolio) contained in this Annual Report show the growth of $10,000 over the period shown, assuming reinvestment of all dividends. The performance is then compared to a relevant index. As always, it is important to recall in interpreting these results that the advisers of the equity portfolios of the Market Street Fund do not engage in market timing. That is to say that in all but times of great market turmoil, they endeavor to keep the vast majority of portfolio assets invested in common stocks. Thus, they attempt to add value by stock selection utilizing the methods and in the markets specified in the Fund Prospectus. Their performance should be judged according to how well they do relative to market indices measuring the same type of activity.

We appreciate the opportunity to have served you in the past and look forward to serving you in 1998 and many years into the future.

/s/ Rosanne Gatta
Rosanne Gatta
President
The Market Street Fund, Inc.

*Past performance is not predictive of future results. Moreover, the relationship between the performance of the Fund Portfolios and the actual increases or decreases in a policy's cash value is not directly proportional due to certain charges deducted from premiums and under the policies which are not reflected in the above figures. Please see the current prospectus for an explanation of these charges and for illustrations which take such charges into account in calculating cash values.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Report of Independent Accountants

--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Market Street Fund, Inc.:

We have audited the accompanying statements of net assets of Market Street Fund, Inc., (comprising, respectively, the Growth, Money Market, Bond, Managed, Aggressive Growth, International, Common Stock and Sentinel Growth Portfolios) as of December 31, 1997, and the related statements of operations for the year or period then ended and for the period ended December 12, 1997 for the Common Stock Portfolio, the statements of changes in net assets for each of the two years or periods then ended and the two periods in the period ended December 12, 1997 for the Common Stock Portfolio and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Market Street Fund, Inc. as of December 31, 1997, the results of their operations for the year or period then ended and for the period ended December 12, 1997 for the Common Stock Portfolio, the changes in their net assets for each of the two years or periods then ended and the two periods in the period ended December 12, 1997 for the Common Stock Portfolio and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 10, 1998

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

1997 Annual Review
Sentinel Advisors Company

--------------------------------------------------------------------------------

     For the eight months since Sentinel Advisors assumed management responsibilities, the Market Street Growth Portfolio produced a total return of 18.1%. This figure was below the 18.7% average return for the universe of Lipper Growth & Income Funds during the eight month period ended December 31, 1997. For the year the portfolio returned 24.32%.

     While the domestic stock market produced another year of impressive returns, with 1997 the third successive year of 20% plus gains for the major equity indices, the latter part of the year was particularly volatile. Most of the market's gains were made in the earlier portion of the year, with little headway made during the fall, a period of increasing unease in the international financial markets.

     Within the past year, the stock market has shifted favor between large and small stocks and among various market sectors. The largest capitalization issues performed well during the earlier part of the year before a pronounced shift in favor to small caps this past summer. This trend has apparently reversed of late, with the shares of larger companies, which constitute the bulk of the Growth Portfolio's holdings, once again dominating at year-end.

     Technology issues were strong throughout most of the year and the Portfolio's relatively limited exposure to this sector negatively impacted relative performance. However, some of our concerns about the valuation levels of many of these stocks and the sustainability of profit margins in the midst of falling product prices and excessive capacity growth are proving valid. The Asian market turmoil has also begun to take a toll on technology issues. As a result, the gap in performance between the Portfolio and its peer group that had developed during August and September as a result of a technology stock rally and a shift into smaller capitalization issues has narrowed considerably.

     Once again the financial sector is strong and the Growth Portfolio's ample representation here impacted performance positively as our holding in banks, insurance companies and diversified financial companies enjoyed substantial appreciation. The Portfolio also had excellent gains in its advertising and publishing related holdings. Within the energy sector, the Portfolio's holdings in oil service were strong relative performers despite recent profit taking. Also beneficial was the Portfolio's limited exposure to highly cyclical, basic commodity industries such as papers, metals and mining, which despite compelling valuation levels, continued to perform poorly in an environment of excess capacity and weak pricing.

     With a number of high-flying stocks giving back some of their gains as the year came to a close, investors sought refuge in more defensive issues such as utility shares, and consumer staples stocks including foods and pharmaceuticals. The Market Street Growth Portfolio has significant representation in these areas, especially the electric utilities, which have exhibited relative strength in recent months amid increased investor uncertainty and an ongoing bond market rally.

     Looking ahead to 1998, we expect the trends of modest economic growth and restrained inflation to continue. While this environment should be generally favorable for common stocks, given what appear to be somewhat lofty valuation levels and high investor expectations for corporate earnings, we must once again urge investor caution about extrapolating recent exceptional stock market returns indefinitely into the future.

     As mentioned above, the Portfolio participated in a positive way from the market's preference for larger capitalization issues. In our stock selection processes, we have increasingly found better values in some of the mid-cap stocks and have been selectively adding to our holdings of some of these high quality issues. The Portfolio maintains a value focus, with a dividend yield above that of the overall market and price to earnings ratios and other valuation measures below those of the averages. At the same time, we continue to focus on those companies with strong finances, good fundamental operating environments and the ability to deliver consistent and relatively strong earnings growth. We believe that the Market Street Growth Portfolio's conservative approach will continue to serve our shareholders well in both the strong market environments investors have grown accustomed to, and the more difficult periods that may lie ahead. We appreciate your continued support.

Richard A. Pender, CFA
Daniel J. Manion, CFA

                  [MARKET STREET FUND GROWTH PORTFOLIO GRAPH]

+ The Index is the S&P 500 Index, an unmanaged index of 500 U.S. common stocks that includes reinvestment of dividends.

* Inception date was December 12, 1985.

                          Average Annual Total Return

                                   Since
     1 Year         5 Year       Inception*
     24.32%         16.95%         14.18%



                    Fund           Index**
Start               10000          10000
"85"                10177          10077
"86"                11325          11941
"87"                11511          12540
"88"                13641          14580
"89"                17794          19131
"90"                18220          18485
"91"                21590          24115
"92"                22614          25948
"93"                24924          28558
"94"                25522          28933
"95"                33279          39811
"96"                39794          48928
"97"                49472          65260

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, December 31, 1997

--------------------------------------------------------------------------------

                                                                                          SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 95.0%
Aerospace -- 2.3%
  Goodrich (B.F.) Co.................................................................     118,500      $  4,910,344
  Boeing Co..........................................................................      25,392         1,242,621
                                                                                                       ------------
                                                                                                          6,152,965
                                                                                                       ------------
Automobiles -- 2.0%
  Ford Motor Co......................................................................     111,000         5,404,312
                                                                                                       ------------
Banks -- 9.0%
  Bank of New York Co., Inc..........................................................      81,400         4,705,937
  BankAmerica Corp...................................................................      59,000         4,307,000
  Chase Manhattan Corp...............................................................      42,000         4,599,000
  Citicorp...........................................................................      28,300         3,578,181
  First Union Corp...................................................................      89,500         4,586,875
  Morgan (J.P.) & Co., Inc...........................................................      20,000         2,257,500
                                                                                                       ------------
                                                                                                         24,034,493
                                                                                                       ------------
Building Materials -- 1.7%
  Sherwin Williams Co................................................................     165,000         4,578,750
                                                                                                       ------------
Business & Consumer Services -- 2.3%
  Omnicom Group, Inc.................................................................     145,600         6,169,800
                                                                                                       ------------
Computers Products  -- 2.0%
  Hewlett Packard Co.................................................................      85,000         5,312,500
                                                                                                       ------------
Consumer Products -- 5.1%
  Fortune Brands, Inc................................................................     154,000         5,707,625
  Kimberly-Clark Corp................................................................     105,500         5,202,469
  Rubbermaid, Inc....................................................................     105,300         2,632,500
                                                                                                       ------------
                                                                                                         13,542,594
                                                                                                       ------------
Containers  -- 0.6%
  *Bemis Co., Inc....................................................................      38,900         1,714,031
                                                                                                       ------------
Drug -- 3.9%
  American Home Products Corp........................................................      68,700         5,255,550
  Pfizer, Inc........................................................................      68,600         5,114,987
                                                                                                       ------------
                                                                                                         10,370,537
                                                                                                       ------------
Electrical Equipment -- 3.2%
  Emerson Electric Co................................................................      78,400         4,424,700
  General Electric Co................................................................      56,000         4,109,000
                                                                                                       ------------
                                                                                                          8,533,700
                                                                                                       ------------
Electronic Instruments -- 1.7%
  Avnet, Inc.........................................................................      67,000         4,422,000
                                                                                                       ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, December 31, 1997 -- Continued

--------------------------------------------------------------------------------

                                                                                          SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Energy -- 7.8%
  Amoco Corp.........................................................................      38,000      $  3,234,750
  Chevron Corp.......................................................................      37,000         2,849,000
  Exxon Corp.........................................................................      78,000         4,772,625
  Mobil Corp.........................................................................      73,700         5,320,219
  Royal Dutch Petroleum Co...........................................................      87,400         4,735,987
                                                                                                       ------------
                                                                                                         20,912,581
                                                                                                       ------------
Finance -- 4.5%
  American Express Co................................................................      66,300         5,917,275
  Travelers Group, Inc...............................................................     111,750         6,020,531
                                                                                                       ------------
                                                                                                         11,937,806
                                                                                                       ------------
Foods -- 4.8%
  CPC International, Inc.............................................................      50,700         5,475,600
  *McCormick & Co. Inc...............................................................      25,800           722,400
  Sara Lee Corp......................................................................     115,500         6,504,094
                                                                                                       ------------
                                                                                                         12,702,094
                                                                                                       ------------
Lodging -- 1.1%
  Marriott International, Inc........................................................      44,300         3,067,775
                                                                                                       ------------
Industrial Diversified -- 7.6%
  Crown Cork & Seal Co., Inc.........................................................     103,400         5,182,925
  Parker-Hannifin Corp...............................................................     142,800         6,550,950
  Rockwell International Corp........................................................      63,400         3,312,650
  Praxair, Inc.......................................................................     117,000         5,265,000
                                                                                                       ------------
                                                                                                         20,311,525
                                                                                                       ------------
Insurance -- 7.0%
  Allstate Corp......................................................................      63,300         5,752,387
  American General Corp..............................................................      92,500         5,000,781
  American International Group, Inc..................................................      47,300         5,143,875
  Jefferson-Pilot Corp...............................................................      37,000         2,881,375
                                                                                                       ------------
                                                                                                         18,778,418
                                                                                                       ------------
Machinery & Instrumentation -- 1.8%
  Deere & Co.........................................................................      85,000         4,956,562
                                                                                                       ------------
Medical Equipment & Supplies -- 1.9%
  Johnson & Johnson..................................................................      76,000         5,006,500
                                                                                                       ------------
Oil Field Equipment & Services -- 3.3%
  Halliburton Co.....................................................................      88,500         4,596,469
  Schlumberger Ltd...................................................................      52,700         4,242,350
                                                                                                       ------------
                                                                                                          8,838,819
                                                                                                       ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, December 31, 1997 -- Continued

--------------------------------------------------------------------------------

                                                                                          SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Publishing -- 3.1%
  Gannett, Inc.......................................................................      78,000      $  4,821,375
  McGraw-Hill, Inc...................................................................      47,500         3,515,000
                                                                                                       ------------
                                                                                                          8,336,375
                                                                                                       ------------
Railroads -- 3.3%
  Canadian Pacific, Ltd..............................................................     169,000         4,605,250
  Union Pacific Corp.................................................................      69,400         4,333,163
                                                                                                       ------------
                                                                                                          8,938,413
                                                                                                       ------------
Retail -- 3.0%
  May Department Stores Co...........................................................      58,000         3,055,875
  Sears, Roebuck & Co................................................................     110,000         4,977,500
                                                                                                       ------------
                                                                                                          8,033,375
                                                                                                       ------------
Tobacco -- 1.0%
  Philip Morris Cos., Inc............................................................      57,500         2,605,469
                                                                                                       ------------
Utilities-Electric -- 7.1%
  Duke Power Co......................................................................     105,300         5,830,988
  Florida Progress Crop..............................................................      99,000         3,885,750
  FPL Group, Inc.....................................................................      66,500         3,935,969
  Pacificorp.........................................................................     193,000         5,271,313
                                                                                                       ------------
                                                                                                         18,924,020
                                                                                                       ------------
Utilities-Gas -- 2.2%
  Enron Corp.........................................................................      79,000         3,283,438
  Sonat, Inc. .......................................................................      58,100         2,658,075
                                                                                                       ------------
                                                                                                          5,941,513
                                                                                                       ------------
Utilities-Telephone -- 1.7%
  GTE Corp...........................................................................      85,500         4,467,375
                                                                                                       ------------
    TOTAL COMMON STOCK (COST $216,071,652)...........................................                   253,994,302
                                                                                                       ------------
PREFERRED STOCK -- 0.7%
  Microsoft Corp., Preferred Series A Convertible, 2.75%.............................      22,000         1,977,250
                                                                                                       ------------
    TOTAL PREFERRED STOCK (COST $1,874,124)..........................................                     1,977,250
                                                                                                       ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, December 31, 1997 -- Concluded

--------------------------------------------------------------------------------

                                                                                        PRINCIPAL
                                                                                        AMOUNT OR
                                                                                          NUMBER
                                                                            MATURITY    OF SHARES         VALUE
------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 4.4%
  Merrill Lynch & Co., Inc., 5.90%.....................................      01/05/98   $1,700,000     $  1,698,886
  Merrill Lynch & Co., Inc., 6.00%.....................................      01/08/98    4,000,000        3,995,333
  Associates Corp. of North America, 5.95%.............................      01/13/98    1,000,000          998,017
  Pitney Bowes Credit Corp., 5.845%....................................      01/20/98    5,000,000        4,984,576
                                                                                                       ------------
    TOTAL COMMERCIAL PAPER (COST $11,676,812)..........................                                  11,676,812
                                                                                                       ------------
SHORT-TERM INVESTMENTS -- 0.3%
  Temporary Investment Fund, Inc.  -- TempCash.........................                    883,397          883,397
                                                                                                       ------------
    TOTAL SHORT-TERM INVESTMENTS (COST $883,397).......................                                     883,397
                                                                                                       ------------
    TOTAL INVESTMENTS -- 100.4% (COST $230,505,985)....................                                 268,531,761
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.4)%........................                                  (1,142,430)
                                                                                                       ------------
NET ASSETS -- 100.0%
  (Equivalent to $19.46 per share based on 13,741,784 shares of capital
    stock outstanding).................................................                                $267,389,331
                                                                                                       =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($267,389,331/13,741,784 shares outstanding).........................                                $      19.46
                                                                                                       =============

* Non-income producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Money Market Portfolio

Statement of Net Assets, December 31, 1997

--------------------------------------------------------------------------------

                                                                                         PRINCIPAL
                                                                             MATURITY      AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 2.3%
  CoreStates Bank, N.A. 5.72%...........................................      01/26/98   $1,500,000     $ 1,500,000
                                                                                                        -----------
    TOTAL CERTIFICATE OF DEPOSIT (COST $1,500,000)......................                                  1,500,000
                                                                                                        -----------
COMMERCIAL PAPER -- 94.9%
Agriculture Production-Livestock & Animal Special -- 3.1% Cargill, Inc.,
  5.58%.................................................................      01/07/98    2,000,000       1,998,140
                                                                                                        -----------
Bank -- 28.9%
  BankAmerica Corp., 5.59%..............................................      01/08/98    1,000,000         998,913
  BankAmerica Corp., 5.53%..............................................      01/20/98    2,000,000       1,994,163
  Bank of New York, 5.80%...............................................      01/16/98    1,500,000       1,496,375
  CoreStates Capital Corp., 5.67%.......................................      01/05/98    1,500,000       1,499,055
  Morgan (J.P.) & Co., Inc., 5.60%......................................      01/06/98    3,400,000       3,397,356
  NationsBank Corp., 5.73%..............................................      02/19/98    3,000,000       2,976,602
  National City Credit Corp., 5.75%.....................................      02/05/98    3,000,000       2,983,229
  Northern Trust Co. (Chicago), 5.68%...................................      01/22/98    1,250,000       1,245,858
  Northern Trust Co. (Chicago), 5.73%...................................      02/17/98    2,000,000       1,985,038
                                                                                                        -----------
                                                                                                         18,576,589
                                                                                                        -----------
Brokerage -- 5.3%
  Merrill Lynch & Co., Inc., 5.65%......................................      01/28/98    3,400,000       3,385,592
                                                                                                        -----------
Finance -- 39.9%
  Associates Corp. of North America, 5.69%..............................      02/02/98    3,000,000       2,984,827
  Commercial Credit Corp., 5.77%........................................      02/06/98    2,500,000       2,485,575
  Deere (John) Capital Corp., 5.53%.....................................      01/14/98    2,250,000       2,245,507
  Deere (John) Capital Corp., 5.60%.....................................      01/14/98      500,000         498,989
  General Electric Capital Corp., 5.82%.................................      01/16/98    1,500,000       1,496,362
  General Electric Capital Corp., 5.72%.................................      02/09/98    1,500,000       1,490,705
  GTE Finance Corp., 6.12%..............................................      01/20/98    3,300,000       3,289,341
  Norwest Corp., 5.53%..................................................      01/15/98    3,300,000       3,292,903
  Pitney Bowes Credit Corp., 5.845%.....................................      01/22/98    3,150,000       3,139,260
  Prudential Funding Corp., 5.55%.......................................      01/09/98    2,250,000       2,247,225
  Transamerica Financial Corp., 5.71%...................................      01/27/98    2,500,000       2,489,690
                                                                                                        -----------
                                                                                                         25,660,384
                                                                                                        -----------
Consumer Finance -- 7.7%
  Beneficial Corp., 6.06%...............................................      01/12/98    2,000,000       1,996,297
  Household Finance Corp., 5.55%........................................      01/23/98    3,000,000       2,989,825
                                                                                                        -----------
                                                                                                          4,986,122
                                                                                                        -----------
Industrial -- 4.6%
  Avnet, Inc., 5.85%....................................................      02/13/98    3,000,000       2,979,038
                                                                                                        -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Money Market Portfolio

Statement of Net Assets, December 31, 1997 -- Concluded

--------------------------------------------------------------------------------

                                                                                         PRINCIPAL
                                                                                         AMOUNT OR
                                                                                         NUMBER OF
                                                                             MATURITY      SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Oil -- 2.3% Texaco, Inc., 5.82%.........................................      01/08/98   $1,500,000     $ 1,498,303
                                                                                                        -----------
Utility - Electric -- 3.1%
  Virginia Electric & Power, 5.77%......................................      01/16/98    2,000,000       1,995,192
                                                                                                        -----------
    TOTAL COMMERCIAL PAPER (COST $59,581,057)...........................                                 61,079,360
                                                                                                        -----------
SHORT-TERM INVESTMENTS -- 3.3%
  Temporary Investment Fund, Inc. -- TempCash...........................                  2,101,346       2,101,346
                                                                                                        -----------
    TOTAL SHORT-TERM INVESTMENTS (COST $2,101,346)......................                                  2,101,346
                                                                                                        -----------
    TOTAL INVESTMENTS -- 100.5% (COST $64,680,706)......................                                 64,680,706
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5)%.........................                                   (341,795)
                                                                                                        -----------
NET ASSETS -- 100.0%
  (Equivalent to $1.00 per share based on 64,338,969 shares of capital
    stock outstanding)..................................................                                $64,338,911
                                                                                                        ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($64,338,911/64,338,969 shares outstanding)...........................                                $      1.00
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Bond Portfolio

1997 Annual Review
Sentinel Advisor Company

--------------------------------------------------------------------------------

     For the year ended December 31, 1997 the Market Street Bond Portfolio produced a total return of 9.50%. This was slightly below the 9.65% return of the Lehman Aggregate Index, which is considered a good proxy for the overall bond market.

     The ten year U.S. Treasury peaked at 6.98% on April 14, 1997, following a 25 basis point tightening by the Federal Reserve in mid March. From there, long term interest rates commenced a relatively steady descent, as the market became increasingly comfortable with the concept of the "new age" economy, characterized by reasonably strong growth, low unemployment and limited inflationary pressures. Year over year, short rates rose 10 to 20 basis points while long rates (as measured by the U.S. Treasury Index) declined 30 basis points, causing long maturity securities to significantly outperform short dated assets. The Market Street Bond Portfolio, with its limited exposure to the 30 year area and its near five year duration, slightly underperformed during most of this period.

     The decline in rates was briefly interrupted in mid summer when various economic statistics came in somewhat stronger than expected, but resumed their decline shortly after Labor Day when the market began to detect signs of economic slowing. The final thrust downward occurred in mid October when the currency crisis in Southeast Asia spread to Hong Kong, and the Hong Kong dollar. Events in Hong Kong precipitated a massive sell off in worldwide equity markets, and a flight to quality ensued, pushing U.S. Treasury prices upward and causing rates to drop sharply again. Expectations of reduced economic growth in many Asian countries, in the wake of the recent currency crisis, and the resultant forecasts of slower economic growth in the U.S., further fueled the decline in rates occurring in the last month and a half of the year.

     Corporate bond spreads narrowed throughout the year as the demand for spread product was unrelenting. However, this trend reversed temporarily when the threat to the Hong Kong dollar emerged. As the environment in Asia began to stabilize, spreads began to tighten again, albeit to somewhat wider levels than existed before the situation first developed.

     While a number of recent economic statistics are indicative of a strengthening economy, and even suggestive of a Fed tightening, the situation in Asia is likely to have a noticeable buffeting effect on U.S. output beginning some time in the first half of 1998. Given the uncertain outlook for the U.S. economy and interest rates, we intend to maintain the fund's interest rate sensitivity.

Richard D. Temple

                           [MARKET STREET FUND CHART]

+ The index is the Lehman Aggregate Bond Index, an unmanaged index of bonds reflecting average prices in the bond market.

 * Inception date was December 12, 1985.

                          Average Annual Total Return

                                   Since
     1 Year         5 Year       Inception*
     9.50%           7.15%         7.91%



                    Fund           Index**
Start               10000          10000
"85"                10225          10187
"86"                11864          11742
"87"                11583          12066
"88"                12330          13018
"89"                13633          14909
"90"                14683          16245
"91"                16728          18844
"92"                17724          20239
"93"                19553          22564
"94"                18454          21892
"95"                22228          25941
"96"                22863          26883
"97"                25036          29477

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Bond Portfolio

Statement of Net Assets, December 31, 1997

--------------------------------------------------------------------------------

                                                                                         PRINCIPAL
                                                                             MATURITY      AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS -- 9.6%
  U.S. Treasury Bonds, 6.00%.............................................     02/15/26   $1,500,000     $ 1,496,910
  U.S. Treasury Bonds, 6.375%............................................     08/15/27      700,000         738,668
                                                                                                         ----------
    TOTAL U.S. TREASURY BONDS (COST $2,213,204)..........................                                 2,235,578
                                                                                                         ----------
U.S. TREASURY NOTES -- 24.2%
  U.S. Treasury Notes, 5.50%.............................................     12/31/00      250,000         248,502
  U.S. Treasury Notes, 7.50%.............................................     02/15/05    2,000,000       2,198,240
  U.S. Treasury Notes, 6.875%............................................     05/15/06    1,500,000       1,604,640
  U.S. Treasury Notes, 6.125%............................................     08/15/07      500,000         513,720
  U.S. Treasury Notes, 7.25%.............................................     08/15/04      500,000         540,445
  U.S. Treasury Notes, 7.00%.............................................     07/15/06      500,000         539,615
                                                                                                         ----------
    TOTAL U.S. TREASURY NOTES (COST $5,455,883)..........................                                 5,645,162
                                                                                                         ----------
AGENCY OBLIGATIONS -- 19.3%
  Collaterized Mortgage Obligation Trust, 7.95%..........................     05/01/17      380,583         391,595
  Federal Home Loan Mortgage Corp., 6.50%................................     05/01/08      466,599         467,474
  Federal Home Loan Mortgage Corp., 8.00%................................     11/01/08      421,809         435,913
  Federal Home Loan Mortgage Corp., 7.50%................................     12/01/11      469,293         481,612
  Federal Home Loan Mortgage Corp., 9.00%................................     11/01/16        3,516           3,735
  Federal Home Loan Mortgage Corp., 8.00%................................     03/01/17       32,330          33,411
  Federal National Mortgage Association, 7.00%...........................     09/01/04      489,168         495,741
  Federal National Mortgage Association, 7.50%...........................     12/01/06      366,263         375,305
  Federal National Mortgage Association, 7.50%...........................     12/01/07      403,957         414,435
  Federal National Mortgage Association, 7.00%...........................     09/01/12      968,432         982,656
  Government National Mortgage Association, 8.50%........................     02/15/02      399,654         416,640
                                                                                                         ----------
    TOTAL AGENCY OBLIGATIONS (COST $4,466,230)...........................                                 4,498,517
                                                                                                         ----------
CORPORATE BONDS -- 41.5%
Broker -- 5.8%
  Lehman Brothers Holdings, Inc., 8.50%..................................     08/01/15      500,000         578,125
  Salomon, Inc., 6.88%...................................................     12/15/03      375,000         382,031
  Salomon, Inc., Senior Notes, 7.20%.....................................     02/01/04      375,000         389,531
                                                                                                         ----------
                                                                                                          1,349,687
                                                                                                         ----------
Financial Institutions -- 5.0%
  First Union Corp., 6.82%...............................................     08/01/06      600,000         631,500
  Provident Capital Trust I, 8.60%.......................................     12/01/26      500,000         531,250
                                                                                                         ----------
                                                                                                          1,162,750
                                                                                                         ----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Bond Portfolio

Statement of Net Assets, December 31, 1997 -- Continued

--------------------------------------------------------------------------------

                                                                                         PRINCIPAL
                                                                             MATURITY      AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Foreign Financial Institutions -- 9.0%
  Banque Nationale de Paris, 7.74%.......................................     12/05/07   $1,000,000     $ 1,015,000
  BCH Cayman Islands Ltd., 7.70%.........................................     07/15/06      500,000         530,000
  Midland Bank Plc, 7.65%................................................     05/01/25      500,000         551,250
                                                                                                         ----------
                                                                                                          2,096,250
                                                                                                         ----------
Industrial Diversified -- 1.8%
  Dimon, Inc. Senior Notes, 8.86%........................................     06/01/06      400,000         432,000
                                                                                                         ----------
Insurance -- 3.0%
  Farmers Insurance Exchange, 8.63%......................................     05/01/24      600,000         695,250
                                                                                                         ----------
Telecommunications -- 8.8%
  Comcast Cable Communications, 8.34%....................................     05/01/07      500,000         556,875
  Comsat Corp. Medium Term Note, 8.05%...................................     12/13/06      500,000         562,830
  Continental Cablevision Senior Notes, 8.30%............................     05/15/06      850,000         932,875
                                                                                                         ----------
                                                                                                          2,052,580
                                                                                                         ----------
Utilities -- 7.8%
  New Orleans Public Service, Inc., 8.00%................................     03/01/06      500,000         532,500
  Niagara Mohawk Power Corp., 8.50%......................................     07/01/23      500,000         521,875
  Western Resources, Inc., 6.88%.........................................     08/01/04      750,000         767,812
                                                                                                         ----------
                                                                                                          1,822,187
                                                                                                         ----------
Utilities - Gas -- 0.3%
  Consolidated Natural Gas Co., 8.63%....................................     12/01/11       77,000          80,657
                                                                                                         ----------
    TOTAL CORPORATE BONDS (COST $9,301,918)..............................                                 9,691,361
                                                                                                         ----------
COMMERCIAL PAPER -- 3.4%
  Merrill Lynch & Co., Inc., 5.85%.......................................     01/30/98      800,000         796,230
                                                                                                         ----------
    TOTAL COMMERCIAL PAPER (COST $796,230)...............................                                   796,230
                                                                                                         ----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Bond Portfolio

Statement of Net Assets, December 31, 1997 -- Concluded

--------------------------------------------------------------------------------

                                                                                           SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.1%
  Temporary Investment Fund, Inc. -- TempCash..........................................     730,641     $   730,641
                                                                                                        -----------
    TOTAL SHORT TERM INVESTMENTS (COST $730,641).......................................                     730,641
                                                                                                        -----------
    TOTAL INVESTMENTS -- 101.1% (COST $22,964,106).....................................                  23,597,489
                                                                                                        -----------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.1)%........................................                    (247,119)
                                                                                                        -----------
NET ASSETS -- 100.0%
  (Equivalent to $10.59 per share based on 1,788,901 shares of capital stock
    outstanding).......................................................................                 $23,350,370
                                                                                                        ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($23,350,370/2,126,639 shares outstanding)...........................................                 $     10.98
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

1997 Annual Review
Sentinel Advisors Company

--------------------------------------------------------------------------------

     The Market Street Managed Portfolio produced a total return of 21.23% for the year ended December 31, 1997. The Portfolio's results were modestly above the 19.0% return of the average balanced fund as measured by Lipper Analytical Services, and fell between the 33.4% return for the Standard & Poor's 500 and the 9.7% return for the Lehman Aggregate Bond Index.

     The last twelve months were again a period of extraordinary volatility in the financial markets. The bond market was particularly fitful, dropping on any hint of robust economic activity, and rallying back when the mist cleared and the slow growth, low inflation environment again appeared intact. The ten year Treasury yield zigged and zagged between 6% and 7% for most of the year, but by year end, the strong "flight to quality" rally in the Treasury market resulted in the ten year and thirty year bond yields falling below 6%. The stock market achieved well above average returns for the third consecutive year; stocks have not declined even for a calendar quarter since late in 1994. The ride in the stock market was also a wild one, with a very strong technology rally in the summer, a 500 point decline in the Dow Jones Industrial Average on a single day in October, a year end recovery rally, and a decided shift behind the major market averages from a more speculative, growth oriented market earlier in the year to a safe-haven, defensive stance as the international financial turmoil increased in the fall.

     The Market Street Managed Portfolio began the year with a mix of 54% stocks, 36% bonds and 10% cash. Early in the year, most of the cash position was moved into longer term investments, which impacted performance positively in light of the strong returns in both the stock and bond markets. As of December 31, 1997, the Portfolio's asset allocation was 59% stocks, 34% bonds and 7% cash. During the year, the Portfolio again benefited from its long standing positions in the financial services sector, as well as a meaningful position in energy service companies. However, results for the stock portion overall lagged the market modestly, due primarily to a significantly underweighted position in the strong, volatile technology sector. Although the de-emphasis of technology stocks hurt performance during the summer months, a significant correction in that sector as the year came to a close positively impacted the Portfolio's relative performance.

     Looking ahead to 1998, we continue to expect that the economy will grow at a more moderate rate than has been the case in the last several years, and that inflation should remain restrained. The financial turmoil in the lesser developed countries of Asia, and coincident currency weakness, will likely lead to a tougher export market for U.S. companies. As well, they will likely face a more difficult environment at home competing with cheap imports. This will hinder Corporate America's ability to raise prices, keeping inflation in the low range of recent years. While the lower growth, low inflation environment suggests a continued positive outlook for the fixed income markets, the potential for slower earnings growth may keep a lid on equities. We do not anticipate a repeat of the extraordinary stock market returns of the last three years, and believe that a disciplined, value oriented focus on quality companies with consistent earnings growth profiles will be the key to successful stock market investing next year.

     We continue to believe that a balanced investment program, with diversified exposure to both the stock and bond markets, will serve our shareholders well. We appreciate your continuing support of our efforts.

Rodney A. Buck, CFA
Richard A. Pender, CFA
Richard D. Temple

                           [MARKET STREET FUND GRAPH]

 * The Index is the Lehman Aggregate Bond Index, an unmanaged index of bonds reflecting average prices in the bond market.

+ The Index is the S&P 500 Index, an unmanaged index of 500 U.S. common stocks that includes reinvestment of dividends.

 * Inception date was December 12, 1985.

                          Average Annual Total Return

                                   Since
     1 Year         5 Year       Inception*
     21.23%         13.09%         10.41%



                    Fund           LA Index**     S&P Index+
Start               10000          10000          10000
"85"                10299          10187          10077
"86"                11543          11742          11941
"87"                11481          12066          12540
"88"                12631          13018          14580
"89"                14482          14909          19131
"90"                13235          16245          18485
"91"                15947          18844          24115
"92"                17854          20239          25948
"93"                19928          22564          28558
"94"                19566          21892          28933
"95"                24346          25941          39811
"96"                27238          26863          48928
"97"                33020          29477          65260

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1997

--------------------------------------------------------------------------------

                                                                                           SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 58.1%
Aerospace -- 1.4%
  Boeing Co. ........................................................................         3,572     $   174,805
  Goodrich (B.F.) Co. ...............................................................        14,500         600,844
                                                                                                        -----------
                                                                                                            775,649
                                                                                                        -----------
Automobiles -- 1.3%
  Ford Motor Co. ....................................................................        14,400         701,100
                                                                                                        -----------
Banks -- 5.1%
  Bank of New York Co., Inc. ........................................................        11,000         635,937
  BankAmerica Corp. .................................................................         7,200         525,600
  Chase Manhattan Corp. .............................................................         3,840         420,480
  Citicorp...........................................................................         3,600         455,175
  First Union Corp. .................................................................        11,000         563,750
  Morgan (J.P.) & Co., Inc. .........................................................         2,500         282,187
                                                                                                        -----------
                                                                                                          2,883,129
                                                                                                        -----------
Building Materials -- 0.9%
  Sherwin Williams Co. ..............................................................        19,000         527,250
                                                                                                        -----------
Business & Consumer Services -- 1.7%
  Omnicom Group, Inc. ...............................................................        21,800         923,775
                                                                                                        -----------
Computer Products -- 1.2%
  Hewlett Packard Co. ...............................................................        11,000         687,500
                                                                                                        -----------
Consumer Products -- 3.0%
  Fortune Brands, Inc. ..............................................................        18,500         685,656
  Kimberly-Clark Corp. ..............................................................        13,000         641,062
  Rubbermaid, Inc. ..................................................................        15,000         375,000
                                                                                                        -----------
                                                                                                          1,701,718
                                                                                                        -----------
Containers -- 0.4%
  *Bemis Co., Inc. ..................................................................         4,800         211,500
                                                                                                        -----------
Drugs -- 2.7%
  American Home Products Corp. ......................................................         9,500         726,750
  Pfizer, Inc. ......................................................................        10,200         760,537
                                                                                                        -----------
                                                                                                          1,487,287
                                                                                                        -----------
Electrical Equipment -- 3.0%
  Emerson Electric Co. ..............................................................        10,800         609,525
  General Electric Co. ..............................................................         6,900         506,287
  Grainger (W.W.), Inc. .............................................................         5,800         563,687
                                                                                                        -----------
                                                                                                          1,679,499
                                                                                                        -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1997 -- Continued

--------------------------------------------------------------------------------

                                                                                           SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Energy -- 4.2%
  Amoco Corp. .......................................................................         6,400     $   544,800
  Exxon Corp. .......................................................................         9,500         581,281
  Mobil Corp. .......................................................................         9,400         678,562
  Royal Dutch Petroleum Co. .........................................................        10,500         568,969
                                                                                                        -----------
                                                                                                          2,373,612
                                                                                                        -----------
Financial -- 2.0%
  American Express Co. ..............................................................         6,500         580,125
  Travelers Group, Inc. .............................................................         9,750         525,281
                                                                                                        -----------
                                                                                                          1,105,406
                                                                                                        -----------
Foods -- 2.8%
  CPC International, Inc. ...........................................................         7,000         756,000
  *McCormick & Co., Inc. ............................................................         3,500          98,000
  Sara Lee Corp. ....................................................................        12,800         720,800
                                                                                                        -----------
                                                                                                          1,574,800
                                                                                                        -----------
Industrial Diversified -- 5.1%
  Crown Cork & Seal Co., Inc. .......................................................        12,000         601,500
  Dover Corp. .......................................................................        10,000         361,250
  Parker-Hannifin Corp. .............................................................        17,500         802,812
  Praxair, Inc. .....................................................................        14,000         630,000
  Rockwell International Corp. ......................................................         9,400         491,150
                                                                                                        -----------
                                                                                                          2,886,712
                                                                                                        -----------
Insurance -- 3.9%
  Allstate Corp. ....................................................................         6,500         590,687
  American General Corp. ............................................................        10,300         556,844
  American International Group, Inc. ................................................         5,550         603,562
  Equitable of Iowa..................................................................         5,500         428,312
                                                                                                        -----------
                                                                                                          2,179,405
                                                                                                        -----------
Lodging -- 0.7%
  Marriott International, Inc. ......................................................         6,000         415,500
                                                                                                        -----------
Medical Equipment & Supplies -- 1.4%
  Johnson & Johnson..................................................................        11,600         764,150
                                                                                                        -----------
Oil Field Equipment & Services -- 2.8%
  Chevron Corp. .....................................................................         5,100         392,700
  Halliburton Co. ...................................................................        11,000         571,313
  Schlumberger Ltd. .................................................................         7,500         603,750
                                                                                                        -----------
                                                                                                          1,567,763
                                                                                                        -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1997 -- Continued

--------------------------------------------------------------------------------

                                                                                           SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Publishing -- 2.3%
  Gannett, Inc. .....................................................................        10,200     $   630,488
  McGraw-Hill, Inc. .................................................................         8,700         643,800
                                                                                                        -----------
                                                                                                          1,274,288
                                                                                                        -----------
Railroads -- 2.8%
  Canadian Pacific Ltd. .............................................................        22,000         599,500
  Illinois Central Corp. ............................................................        11,850         403,641
  Union Pacific Corp. Series A.......................................................         8,800         549,450
                                                                                                        -----------
                                                                                                          1,552,591
                                                                                                        -----------
Retail -- 2.0%
  May Department Stores Co. .........................................................         8,000         421,500
  Sears, Roebuck & Co. ..............................................................        15,000         678,750
                                                                                                        -----------
                                                                                                          1,100,250
                                                                                                        -----------
Tobacco -- 0.6%
  Philip Morris Cos., Inc. ..........................................................         7,800         353,438
                                                                                                        -----------
Utilities - Electric -- 4.3%
  Duke Power Co. ....................................................................        13,500         747,563
  Florida Progress Corp. ............................................................        13,000         510,250
  FPL Group, Inc. ...................................................................         8,700         514,931
  Pacificorp.........................................................................        24,000         655,500
                                                                                                        -----------
                                                                                                          2,428,244
                                                                                                        -----------
Utilities - Gas -- 1.5%
  Enron Corp. .......................................................................        11,000         457,188
  Sonat, Inc. .......................................................................         8,700         398,025
                                                                                                        -----------
                                                                                                            855,213
                                                                                                        -----------
Utilities - Telephone -- 1.0%
  GTE Corp. .........................................................................        11,000         574,750
                                                                                                        -----------
    TOTAL COMMON STOCK (COST $21,091,702)............................................                    32,584,529
                                                                                                        -----------
PREFERRED STOCK -- 0.4%
  Microsoft Corp., Preferred Series A Convertible, 2.75%.............................         2,700         242,663
                                                                                                        -----------
    TOTAL PREFERRED STOCK (COST $215,888)............................................                       242,663
                                                                                                        -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1997 -- Continued

--------------------------------------------------------------------------------

                                                                                         PRINCIPAL
                                                                              MATURITY     AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS -- 1.0%
  U.S. Treasury Bonds, 6.25%..............................................    08/15/27   $  500,000     $   527,620
                                                                                                        -----------
    TOTAL U.S. TREASURY BONDS (COST $496,053).............................                                  527,620
                                                                                                        -----------
U.S. TREASURY NOTES -- 4.6%
  U.S. Treasury Notes, 6.125%.............................................    08/15/07      500,000         513,720
  U.S. Treasury Notes, 6.50%..............................................    05/31/02      500,000         514,485
  U.S. Treasury Notes, 6.50%..............................................    05/31/07    1,500,000       1,535,250
                                                                                                        -----------
    TOTAL U.S. TREASURY NOTES (COST $2,559,847)...........................                                2,563,455
                                                                                                        -----------
AGENCY OBLIGATIONS -- 15.7%
  Collateralized Mortgage Obligation Trust, 7.95%.........................    05/01/17      380,583         391,595
  Federal Home Loan Mortgage Corp., 9.50%.................................    03/01/06      209,948         220,182
  Federal Home Loan Mortgage Corp., 8.00%.................................    11/01/08      421,809         435,913
  Federal Home Loan Mortgage Corp., 6.50%.................................    01/01/11      785,140         786,613
  Federal Home Loan Mortgage Corp., 7.50%.................................    12/01/11      469,293         481,612
  Federal National Mortgage Association, 7.00%............................    11/18/07      227,460         234,000
  Federal National Mortgage Association, 7.50%............................    12/01/07      131,073         134,841
  Federal National Mortgage Association, 7.00%............................    03/01/08      459,481         414,435
  Federal National Mortgage Association, 7.75%............................    03/01/08      459,481         466,230
  Federal National Mortgage Association, 7.75%............................    05/01/08    2,000,000       2,033,832
  Government National Mortgage Association, 8.50%.........................    02/15/02      480,704         501,134
  Government National Mortgage Association, 8.00%.........................    03/15/07      453,000         470,978
  Government National Mortgage Association, 8.00%.........................    08/15/08      471,647         490,366
  Government National Mortgage Association, 7.75%.........................    07/15/26      707,747         729,422
  Government National Mortgage Association, 7.50%.........................    10/15/27      998,373       1,023,020
                                                                                                        -----------
    TOTAL AGENCY OBLIGATIONS (COST $8,743,345)............................                                8,814,173
                                                                                                        -----------
CORPORATE BONDS -- 13.1%
Broker -- 2.0%
  Lehman Brothers Holdings, Inc., 8.50%...................................    08/01/15      500,000         578,125
  Salomon, Inc., Senior Notes, 7.20%......................................    02/01/04      250,000         259,688
  Salomon, Inc., 6.875%...................................................    12/15/03      250,000         254,688
                                                                                                        -----------
                                                                                                          1,092,501
                                                                                                        -----------
Financial Institutions -- 2.1%
  First Union Corp., 6.824%...............................................    08/01/06      600,000         631,500
  Provident Capital Trust I, 8.60%........................................    12/01/26      500,000         531,250
                                                                                                        -----------
                                                                                                          1,162,750
                                                                                                        -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1997 -- Concluded

--------------------------------------------------------------------------------

                                                                                         PRINCIPAL
                                                                                           AMOUNT
                                                                              MATURITY   OR SHARES         VALUE
------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Foreign Financial Institutions -- 2.9%
  Banque Nationale de Paris, 7.738%.......................................    01/15/07   $  500,000     $   507,500
  BCH Cayman Islands Ltd, 7.70%...........................................    07/15/06      500,000         530,000
  Midland Bank Plc, 7.650%................................................    05/01/25      550,000         606,375
                                                                                                        -----------
                                                                                                          1,643,875
                                                                                                        -----------
Industrial Diversified -- 0.8%
  Dimon, Inc. Senior Notes, 8.875%........................................    06/01/06      400,000         432,000
                                                                                                        -----------
Insurance -- 1.4%
  Farmers Insurance Exchange, 8.625%......................................    05/01/24      700,000         811,125
                                                                                                        -----------
Telecommunications -- 3.0%
  Comcast Cable Communications, 8.375%....................................    05/01/07      500,000         556,875
  Comsat Corp. Medium Term Note, 8.05%....................................    12/13/06      500,000         562,830
  Continental Cablevision Senior Notes, 8.30%.............................    05/15/06      500,000         548,750
                                                                                                        -----------
                                                                                                          1,668,455
                                                                                                        -----------
Utilities -- 0.9%
  Niagara Mohawk Power Corp., 8.50%.......................................    07/01/23      500,000         521,875
                                                                                                        -----------
    TOTAL CORPORATE BONDS (COST $7,037,274)...............................                                7,332,581
                                                                                                        -----------
COMMERCIAL PAPER -- 7.1%
  C.I.T. Financial Corp., 6.05%...........................................    01/05/98    1,700,000       1,698,857
  Merrill Lynch & Co., Inc., 5.58%........................................    01/30/98    2,300,000       2,289,161
                                                                                                        -----------
    TOTAL COMMERCIAL PAPER (COST $3,988,018)..............................                                3,988,018
                                                                                                        -----------
SHORT-TERM INVESTMENTS -- 0.6%
  Temporary Investment Fund, Inc. -- TempCash.............................                  347,019         347,019
                                                                                                        -----------
    TOTAL SHORT-TERM INVESTMENTS (COST $347,019)..........................                                  347,019
                                                                                                        -----------
    TOTAL INVESTMENTS -- 100.6% (COST $44,479,146)........................                               56,400,058
                                                                                                        -----------
OTHER ASSETS IN EXCESS OF LIABILITIES -- (0.6)%...........................                                 (332,549)
                                                                                                        -----------
NET ASSETS -- 100.0%
  (Equivalent to $17.06 per share based on 3,286,248 shares of capital
    stock outstanding)....................................................                              $56,067,509
                                                                                                        ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($56,067,509/3,286,248 shares outstanding)..............................                              $     17.06
                                                                                                        ===========

* Non-income producing.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Growth Portfolio

1997 Annual Review
Sentinel Advisors Company

--------------------------------------------------------------------------------

     We are pleased to report that the Market Street Fund Aggressive Growth Portfolio returned 21.21% for the twelve month period ending December 31, 1997. This performance compares favorably to the 20.8% average return of the Lipper Small Company funds although it was somewhat behind the 22.2% returned by the Russell 2000 index.

     Looking forward to 1998, the portfolio's investments will continue to be focused on companies that are solving problems for their customers. Companies with products or services that provide attractive solutions to customers' needs should enjoy the increasingly rare ability to increase unit volume and preserve pricing power. Of course, we also will continue to seek exposure to those small companies that are poised to benefit from important long term trends. More specifically, we continue to favor selected health care opportunities related to drug delivery and the manufacturing of supplies for the biotechnology and pharmaceutical industries. As for technology, we are focused on companies that will benefit from the growth of electronic commerce and the large need for more efficient (paperless) document storage/ retrieval systems. Computer service companies also are likely to prosper due to the often underestimated corporate and government need to address Year 2000 software problems, migrate from mainframe to client server applications and establish Internet capabilities. Although the energy service stocks recently have been under selling pressure due to lower crude oil prices, we continue to believe that this industry is in the midst of a secular boom that probably has several more years of duration. As long as oil prices do not collapse, the need of major oil companies to replace reserves coupled with the much lower finding costs that have resulted from technology should continue to fuel growth for this industry. Selected retailers and other companies with exposure to relatively affluent consumers also should continue to prosper. Finally, our preference for shares of quality small companies that have developed or are developing strong brand names or attractive franchises is expected to remain a rewarding long term investment strategy.

     We believe the portfolio will continue to be served well by its broad diversification and bias towards attractively valued, financially sound and well managed small companies that have realistic prospects for superior growth. Our investment approach is designed to result in less volatility than the average small company fund, yet produce long term returns that are better than most small company funds. Your continued confidence in our efforts is appreciated.

Scott T. Brayman, CFA
Robert L. Lee, CFA

                  [MARKET STREET FUND AGGRESSIVE GROWTH GRAPH]

+ The Index is the Russell 2000 Index, an unmanaged stock index of small capitalization companies which includes reinvestment of all income.

 * Inception date was May 1, 1989.

                          Average Annual Total Return

                                   Since
     1 Year         5 Year       Inception*
     21.21%         11.85%         14.69%



                    Fund           Index**
Start               10000          10000
"89"                10558          10340
"90"                11695           6324
"91"                18283          12161
"92"                18755          14399
"93"                19730          17120
"94"                19730          16808
"95"                22389          21599
"96"                27091          25171
"97"                32837          30767

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Portfolio

Statement of Net Assets, December 31, 1997

--------------------------------------------------------------------------------

                                                                                             SHARES        VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCK  --  92.9%
Banks -- 7.1%
  Cullen Frost Bankers, Inc. ............................................................    15,000     $   910,312
  Mercantile Bankshares Corp. ...........................................................    36,500       1,428,062
  Wilmington Trust Corp. ................................................................    18,000       1,122,750
                                                                                                          ---------
                                                                                                          3,461,124
                                                                                                          ---------
Beverages -- 1.4%
  *Chalone Wine Group Ltd. ..............................................................    10,000         117,500
  *Robert Mondavi Corp., Class A.........................................................    11,000         536,250
                                                                                                          ---------
                                                                                                            653,750
                                                                                                          ---------
Business & Consumer Services -- 10.4%
  *Affiliated Computer Services, Inc. ...................................................    25,800         678,862
  Analysts International Corp. ..........................................................    28,950         998,775
  *Caci International, Inc. .............................................................    26,000         515,125
  *Healthcare Services Group.............................................................    48,500         612,312
  *Sterling Commerce, Inc. ..............................................................    30,000       1,153,125
  Tyco International Ltd. ...............................................................    24,000       1,081,500
                                                                                                          ---------
                                                                                                          5,039,699
                                                                                                          ---------
Communications -- 1.4%
  *Dynatech Corp. .......................................................................    14,000         656,250
                                                                                                          ---------
Cosmetics and Toiletries -- 3.0%
  Alberto-Culver Co. Class A.............................................................    54,600       1,474,200
                                                                                                          ---------
Drug Delivery -- 2.8%
  *Scherer (R.P.) Corp. .................................................................    22,000       1,342,000
                                                                                                          ---------
Electronics -- 4.6%
  Harman International Industries, Inc. .................................................    26,800       1,137,325
  Methode Electronics, Inc. Class A......................................................    68,000       1,105,000
                                                                                                          ---------
                                                                                                          2,242,325
                                                                                                          ---------
Energy -- 1.3%
  *Calenergy Co., Inc. ..................................................................    22,000         632,500
                                                                                                          ---------
Environmental Control -- 5.9%
  Calgon Carbon Corp. ...................................................................    42,100         452,575
  Donaldson Co., Inc. ...................................................................    26,000       1,171,625
  *Tetra Technologies, Inc. .............................................................    58,000       1,221,625
                                                                                                          ---------
                                                                                                          2,845,825
                                                                                                          ---------
Financial -- 1.4%
  Duff & Phelps Credit Rating Co. .......................................................    17,000         690,625
                                                                                                          ---------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Portfolio

Statement of Net Assets, December 31, 1997  --  Continued

--------------------------------------------------------------------------------

                                                                                             SHARES        VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Food & Food Distributors -- 5.3%
  Goodmark Foods, Inc. ..................................................................    32,000     $   592,000
  Smart & Final, Inc. ...................................................................    21,000         378,000
  Tootsie Roll Industries, Inc. .........................................................    26,000       1,625,000
                                                                                                          ---------
                                                                                                          2,595,000
                                                                                                          ---------
Healthcare Providers -- 3.0%
  *Genesis Health Ventures, Inc. ........................................................    37,000         975,875
  HealthPlan Services Corp. .............................................................    24,000         504,000
                                                                                                          ---------
                                                                                                          1,479,875
                                                                                                          ---------
Industrial Diversified -- 6.9%
  *Bush Boake Allen, Inc. ...............................................................    40,000       1,047,500
  Cambrex Corp. .........................................................................    17,000         782,000
  Computational Systems, Inc. ...........................................................    27,000         794,812
  Lawter International, Inc. ............................................................    35,500         386,063
  *Material Sciences Corp. ..............................................................    28,300         344,906
                                                                                                          ---------
                                                                                                          3,355,281
                                                                                                          ---------
Insurance -- 3.4%
  Enhance Financial Services Group, Inc. ................................................     9,500         565,250
  Executive Risk, Inc. ..................................................................     7,500         523,594
  Life Re Corp. .........................................................................     9,000         586,688
                                                                                                          ---------
                                                                                                          1,675,532
                                                                                                          ---------
Manufacturing Diversified -- 2.7%
  *AptarGroup, Inc. .....................................................................    18,500       1,026,750
  *Cannondale Corp. .....................................................................    13,000         282,750
                                                                                                          ---------
                                                                                                          1,309,500
                                                                                                          ---------
Medical Equipment & Supplies -- 6.9%
  Ballard Medical Products...............................................................    29,000         703,250
  Hillenbrand Industries, Inc. ..........................................................    23,000       1,177,313
  Life Technologies, Inc. ...............................................................    32,000       1,064,000
  Minntech Corp. ........................................................................    33,000         408,375
                                                                                                          ---------
                                                                                                          3,352,938
                                                                                                          ---------
Oil Field Equipment & Services -- 4.2%
  Halliburton Co. .......................................................................    20,000       1,038,750
  *Smith International, Inc. ............................................................    16,000         982,000
                                                                                                          ---------
                                                                                                          2,020,750
                                                                                                          ---------
Railroads -- 0.3%
  *Railtex, Inc. ........................................................................    11,000         157,438
                                                                                                          ---------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Portfolio

Statement of Net Assets, December 31, 1997  --  Continued

--------------------------------------------------------------------------------

                                                                                             SHARES        VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Real Estate -- 2.3%
  Chateau Communities, Inc. .............................................................    36,000     $ 1,134,000
                                                                                                          ---------
Restaurants -- 4.7%
  *Applebee's International, Inc. .......................................................    18,000         325,125
  *Ruby Tuesday, Inc. ...................................................................    38,800         999,100
  Sbarro, Inc. ..........................................................................    36,000         947,250
                                                                                                          ---------
                                                                                                          2,271,475
                                                                                                          ---------
Retail - Clothing and Apparel -- 6.2%
  *Gymboree Corp. .......................................................................    18,000         492,750
  *Lands' End, Inc. .....................................................................    35,000       1,227,188
  *The Wet Seal, Inc., Class A...........................................................    43,000       1,268,500
                                                                                                          ---------
                                                                                                          2,988,438
                                                                                                          ---------
Retail Stores -- 5.1%
  Casey General Stores, Inc. ............................................................    34,000         862,750
  Ethan Allen Interiors, Inc. ...........................................................    41,700       1,608,056
                                                                                                          ---------
                                                                                                          2,470,806
                                                                                                          ---------
Software -- 2.6%
  *Filenet Corp. ........................................................................    42,000       1,265,250
                                                                                                          ---------
    TOTAL COMMON STOCK (COST $35,138,885)................................................                45,114,581
                                                                                                          ---------
PREFERRED STOCK -- 0.2%
  Phoenix Duff & Phelps Preferred Convertible
    Series A, $1.50......................................................................     2,500          71,563
                                                                                                          ---------
    TOTAL PREFERRED STOCK (COST $71,441).................................................                    71,563
                                                                                                          ---------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Portfolio

Statement of Net Assets, December 31, 1997 -- Concluded

--------------------------------------------------------------------------------

                                                                                         PRINCIPAL
                                                                                         AMOUNT OR
                                                                                         NUMBER OF
                                                                            MATURITY       SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 7.2%
  American Express Credit Corp., 6.00%..................................    01/07/98     $2,300,000     $ 2,297,700
  C.I.T. Group Holdings, Inc., 5.54%....................................    01/02/98      1,200,000       1,199,815
                                                                                                         ----------
    TOTAL COMMERCIAL PAPER (COST $3,497,515)............................                                  3,497,515
                                                                                                         ----------
SHORT-TERM INVESTMENTS -- 1.3%
  Temporary Investment Fund, Inc. -- TempCash...........................                    653,453         653,453
                                                                                                         ----------
    TOTAL SHORT-TERM INVESTMENTS (COST $653,453)........................                                    653,453
                                                                                                         ----------
    TOTAL INVESTMENTS -- 101.6% (COST $39,361,294)......................                                 49,337,112
                                                                                                         ----------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.6)%.........................                                   (763,007)
                                                                                                         ----------
NET ASSETS -- 100.0%
  (Equivalent to $22.19 per share based on 2,188,797 shares of capital
    stock outstanding)..................................................                                $48,574,105
                                                                                                         ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($48,574,105/2,188,797 shares outstanding)............................                                $     22.19
                                                                                                         ==========

* Non-income producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Equity Portfolio

1997 Annual Review
The Boston Company Asset Management, Inc.

--------------------------------------------------------------------------------

    In 1997, the Market Street Fund International Portfolio outperformed the MSCI EAFE Index, returning 9.66% compared with the EAFE Index, net of dividends, which returned 1.8%. The strong U.S. dollar reduced local returns in nearly all of the major markets. The major exception to the trend was in the United Kingdom where the pound remained exceptionally strong.

    The two most significant factors influencing performance expectations in the new year are concerns over global growth due to the turmoil in Asia and economic and political preparations for the European Monetary Union. Estimates of the impact on global growth from the Asian crisis are a vigorously debated topic. The consensus view is that in 1998 the Asian tigers will only grow 1%. The IMF's expectation for Japan has been reduced to 1.1%, while South Korea's GDP growth rate has been slashed from 6% in 1997 to 1.5% in 1998.

    The problems in Asia have not impacted Europe to any significant extent. Economic growth in 1998 is likely to be in the 2.5%-3% range. Growth is likely to be at the higher end of the range in the continent and lower in the United Kingdom which is at a more advanced stage of the economic cycle. As Europe continues toward full unification we see a great deal of opportunity for increased efficiency. In the Portfolio, some of our favorite companies are already looking for ways to exploit these macro events. In Japan, our emphasis has been on value stocks of companies which are able to compete in the world market place.

    We remain optimistic on value investing abroad both in EAFE and emerging markets. Last year we generated returns substantially above the benchmark and we will strive to do the same in 1998.

               [MARKET STREET FUND INTERNATIONAL PORTFOLIO GRAPH]

+ The Index is the Morgan Stanley Capital International Europe, Australia, Far
  East (EAFE) Index, an unmanaged index of more than 900 companies from these regions. The EAFE Index reflects the prices of these common stocks translated into U.S. dollars with dividends reinvested net of any foreign taxes.

 * Inception date was November 1, 1991.

                          Average Annual Total Return

                                   Since
     1 Year         5 Year       Inception*
      9.66%         13.66%          9.06%



                    Fund           Index**
Start               10000          10000
"91"                 9712          10030
"92"                 9003           8806
"93"                12254          11677
"94"                12286          12585
"95"                14044          13994
"96"                15573          14834
"97"                17078          15101

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, December 31, 1997

--------------------------------------------------------------------------------

                                                                                           SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK -- 95.3%
Argentina -- 0.9%
  YPF Sociedad Anonima ADR...........................................................        17,000     $   581,187
                                                                                                        -----------
Australia -- 2.5%
  Australia & New Zealand Bank Group Ltd.............................................       107,363         709,594
  Boral Ltd..........................................................................       227,175         574,523
  ICI Australia Ltd..................................................................        39,500         276,771
                                                                                                        -----------
                                                                                                          1,560,888
                                                                                                        -----------
Austria -- 0.9%
  *Bank Austria AG...................................................................         8,000         215,890
  *Bank Austria AG  --  Preferred....................................................         8,400         380,030
                                                                                                        -----------
                                                                                                            595,920
                                                                                                        -----------
Brazil -- 0.2%
  Telecom Brasil Sp ADR..............................................................         1,200         139,725
                                                                                                        -----------
Denmark -- 0.9%
  Tele Danmark ADR...................................................................        17,500         539,219
                                                                                                        -----------
France -- 12.2%
  Alcatel Alsthom ADR................................................................        32,016         810,405
  AXA - UAP..........................................................................         7,000         544,587
  Bongrain...........................................................................           400         168,967
  C.S.F. (Thomson-C.S.F.)............................................................        14,419         453,936
  CLF - Dexia France.................................................................         5,000         582,904
  Danone.............................................................................         4,504         815,709
  Elf Aquitaine ADR..................................................................        17,751       1,040,652
  Michelin (CGDE)....................................................................         8,075         405,294
  Pechinery SA.......................................................................         9,000         355,929
  Rhone Poulenc SA ADR...............................................................        12,295         545,591
  Societe Generale...................................................................         5,728         779,229
  Television Franchise, Inc..........................................................         7,000         715,949
  Usinor Sacilor.....................................................................        27,000         387,061
                                                                                                        -----------
                                                                                                          7,606,213
                                                                                                        -----------
Germany -- 10.7%
  Bayer AG...........................................................................        19,900         743,967
  Berliner Kraft-und Licht Aktiengesellschaft........................................         7,750         234,548
  Deutsche Bank AG...................................................................        11,500         812,517
  Deutsche Lufthansa AG..............................................................        24,000         460,640
  GEA AG.............................................................................         1,600         605,285
  Hoechst AG.........................................................................         6,000         210,292
  Hugo Boss AG.......................................................................           230         294,298

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, December 31, 1997  --  Continued

--------------------------------------------------------------------------------

                                                                                           SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
Germany (Continued)
  Siemens AG.........................................................................        17,000     $ 1,007,232
  Tarkett AG.........................................................................        15,000         346,314
  Veba AG............................................................................        13,250         902,990
  Viag AG............................................................................         1,200         646,898
  Volkswagen.........................................................................           800         450,403
                                                                                                        -----------
                                                                                                          6,715,384
                                                                                                        -----------
Greece -- 0.5%
  *Hellenic Telecommunications.......................................................        32,000         328,000
                                                                                                        -----------
Hong Kong -- 1.9%
  Guoco Group Ltd....................................................................        76,000         185,868
  Hong Kong Electric.................................................................       110,000         418,081
  HSBC Holdings Plc..................................................................        14,390         354,736
  Swire Pacific Ltd. B...............................................................       200,000         202,620
                                                                                                        -----------
                                                                                                          1,161,305
                                                                                                        -----------
Italy -- 4.5%
  Ente Nazionale Idrocarburi SpA.....................................................        11,000         627,688
  Fiat SpA...........................................................................       115,500         336,427
  Istituto Mobiliare Italiano ADR....................................................        12,000         429,000
  Mondadori (Arnoldo) Editore SpA....................................................        21,000         165,256
  Montedison SpA.....................................................................       425,000         381,125
  Telecom Italia SpA.................................................................       200,000         863,928
                                                                                                        -----------
                                                                                                          2,803,424
                                                                                                        -----------
Japan -- 24.8%
  Canon, Inc.........................................................................        38,000         885,550
  Credit Saison Co...................................................................        36,500         900,958
  Dai-Tokyo Fire and Marine Insurance................................................       117,000         401,809
  Fuji Machine.......................................................................        18,000         434,649
  Hitachi Ltd........................................................................        75,000         534,688
  Honda Motor Co. Ltd................................................................        18,000         660,943
  Ito-Yokado Co. Ltd.................................................................        15,000         764,661
  Kao Corp...........................................................................        65,000         936,757
  Mabuchi Motors.....................................................................        11,200         569,230
  Matsumotokiyoshi...................................................................         9,000         344,960
  Mikuni Coca-Cola Bottling Co. Ltd..................................................        36,000         449,828
  Mineba Co. Ltd.....................................................................        82,000         880,031
  Mitsubishi Heavy industries Ltd....................................................       110,000         458,720
  Murata Manufacturing Co. Ltd.......................................................        24,000         608,969
  Namco Ltd..........................................................................        11,000         319,586

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, December 31, 1997  --  Continued

--------------------------------------------------------------------------------

                                                                                           SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
Japan (Continued)
  Nishimatsu Construction............................................................        65,000     $   204,293
  Ono Pharmaceutical.................................................................         8,000         148,409
  Rinnai Corp........................................................................        28,000         422,844
  Rohm Co. Ltd.......................................................................         5,000         502,108
  Sankyo Co. Ltd.....................................................................        19,000         278,191
  Sekisui Chemical Co................................................................        65,000         330,356
  Sekisui House......................................................................        48,000         308,716
  Sony Corp..........................................................................        11,000         978,153
  Toshiba Corp.......................................................................       120,000         499,502
  Toyota Motor Corp..................................................................        21,000         602,070
  Yamanouchi Pharmaceuticals.........................................................        29,000         622,461
  Yamato Transportation..............................................................        46,000         617,095
                                                                                                        -----------
                                                                                                         15,493,440
                                                                                                        -----------
Korea -- 0.1%
  *Kookmin Bank GDR..................................................................        14,317          81,607
                                                                                                        -----------
Netherlands -- 5.9%
  ABN Amro Holding...................................................................        31,425         617,180
  AKZO N.V. ADR......................................................................         7,500         651,563
  Hollandsche Beton..................................................................        21,079         391,121
  Hunter Douglas N.V.................................................................        13,925         487,905
  Koninklijke K.N.P..................................................................        24,000         555,440
  KPN ADS............................................................................        13,090         543,235
  Philips Electronics N.V. ADR.......................................................         7,500         453,750
                                                                                                        -----------
                                                                                                          3,700,194
                                                                                                        -----------
New Zealand -- 0.3%
  Air New Zealand....................................................................       101,091         203,504
                                                                                                        -----------
Norway -- 0.5%
  Orkla..............................................................................         4,000         310,985
                                                                                                        -----------
Peru -- 0.5%
  Telefonica del Peru S.A. ADR.......................................................        13,200         307,725
                                                                                                        -----------
Portugal -- 0.6%
  Banco Totta & Acores - Reg B.......................................................        18,000         353,344
                                                                                                        -----------
Singapore -- 1.3%
  Development Bank...................................................................        60,000         515,821
  Singapore Airlines.................................................................        42,000         275,821
                                                                                                        -----------
                                                                                                            791,642
                                                                                                        -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, December 31, 1997  --  Continued

--------------------------------------------------------------------------------

                                                                                           SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
Spain -- 4.6%
  Corporacion Bancaria de Espanol ADR................................................        29,000     $   886,313
  Endesa SA..........................................................................        22,300         404,256
  Gas y Electricidad, SA.............................................................         8,591         620,696
  Repsol ADR.........................................................................        22,000         936,375
                                                                                                        -----------
                                                                                                          2,847,640
                                                                                                        -----------
Sweden -- 2.3%
  Marieberg Tidnings AB..............................................................        18,000         421,609
  Pharmacia & Upjohn, Inc. ADR.......................................................        21,400         783,775
  Scania AB, Class A ADR.............................................................         8,000         176,000
  Scania AB, Class B ADR.............................................................         3,000          66,000
                                                                                                        -----------
                                                                                                          1,447,384
                                                                                                        -----------
Switzerland -- 3.7%
  Forbo Holdings - Registered Shares.................................................           700         286,527
  Nestle SA - Registered Shares......................................................           550         825,471
  Sulzer AG - Registered Shares......................................................           630         399,986
  Union Bank Switzerland - Registered Shares.........................................           550         796,435
                                                                                                        -----------
                                                                                                          2,308,419
                                                                                                        -----------
United Kingdom -- 15.5%
  BTR Ordinary Plc...................................................................       240,823         729,145
  Bunzl Plc..........................................................................       175,146         681,599
  Cable & Wireless ADR...............................................................        15,000         407,813
  Laird Group Ordinary...............................................................        82,000         600,443
  Lucasvarity Plc....................................................................       230,300         814,761
  Medeva Plc.........................................................................       127,000         338,545
  National Westminster Bank..........................................................        57,801         962,542
  Powergen Plc.......................................................................        73,443         957,136
  Royal & Sun Alliance Insurance Group Plc...........................................       110,106       1,110,634
  RTZ Corp...........................................................................        62,845         774,552
  Safeway Plc........................................................................       147,270         831,201
  Stakis Plc.........................................................................       265,000         414,255
  Tomkins Plc........................................................................       230,277       1,091,292
                                                                                                        -----------
                                                                                                          9,713,918
                                                                                                        -----------
    TOTAL COMMON AND PREFERRED STOCK (COST $55,858,949)..............................                    59,591,067
                                                                                                        -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, December 31, 1997 -- Concluded

--------------------------------------------------------------------------------

                                                                                           SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.3%
  Temporary Investment Fund, Inc.--TempCash..........................................     1,410,410     $ 1,410,410
                                                                                                        -----------
    TOTAL SHORT-TERM INVESTMENTS (COST $1,410,410)...................................                     1,410,410
                                                                                                        -----------
    TOTAL INVESTMENTS -- 97.6% (COST $57,269,359)....................................                    61,001,477
                                                                                                        -----------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.4%........................................                     1,511,979
                                                                                                        -----------
NET ASSETS -- 100.0%
  (Equivalent to $13.61 per share based on 4,592,651 shares of capital stock
    outstanding).....................................................................                   $62,513,456
                                                                                                        ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($62,513,456/4,592,651 shares outstanding).........................................                   $     13.61
                                                                                                        ===========

* Non-income producing.
See accompanying financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

1997 Annual Review
Sentinel Advisors Company

--------------------------------------------------------------------------------

     The Market Street Sentinel Growth Portfolio earned a total return of 31.6% during the year ended December 31, 1997. The average fund in the Lipper Growth Fund universe earned a 25.3% return and the Standard & Poor's 500 produced a 33.4% return. We are pleased with the results of the Portfolio this year as the Market Street Sentinel Growth Portfolio finished the twelve month period in the top 25% of all growth funds in the Lipper universe.

     As you are no doubt aware, the stock market was extremely volatile during 1997. Fortunately, the Portfolio was able to benefit from that volatility by moving quickly to take advantage of attractive investment opportunities throughout the year in certain key market sectors. Early in the year, several of our holdings in the semiconductor equipment industry doubled in price, producing substantial gains for the fund. At mid-year, we decided to sell most of our holdings in this sector because we felt that the stocks had reached fair value. The decision to reduce our positions served us well in the second half of the year when the equipment stocks traded down to significantly lower prices. Similar opportunities arose in the biotechnology and water treatment industries.

     Another tactic that served us well during the year was our decision to reduce our holdings in large capitalization stocks. The stocks of large companies, such as Intel and Johnson & Johnson, performed extremely well early in the year and, by the end of May, were no longer inexpensive. We decided at that time to concentrate our new purchases in the less expensive mid-size sector of the market. Mid-cap stocks performed strongly in the second half of the year and our focus on this market segment contributed in part to the Portfolio's strong results in the July through October time frame.

     The common theme underlying our approach is a continued emphasis on owning companies that are market leaders (preferably market dominant) in growth industries. Typically, our largest sector weights are in the fastest growing areas of the market such as financial services, technology, health care, and consumer growth stocks. With regard to individual holdings, we seek to own "franchise" companies that are selling at modest price/earnings and price/cash flow multiples and are demonstrating positive revenue and earnings trends. Risk is buffered by the Portfolio's broad diversification and an aggregate price/earnings multiple that is close to that of the overall market.

     We appreciate your continued support and look forward to helping you achieve your goal of long term capital appreciation.

Robert L. Lee, CFA

                            [SENTINEL GROWTH GRAPH]

+ The index is the S&P 500 Index, an unmanaged index of 500 U.S. common stocks that include reinvestment of dividends.

 * Inception date was March 18, 1996.

                          Average Annual Total Return

                                   Since
     1 Year                      Inception*
     31.58%                        23.83%



                    Fund           Index**
Start               10000          10000
"96"                11140          11760
"97"                14658          15685

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, December 31, 1997

--------------------------------------------------------------------------------

                                                                                              SHARES       VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 93.5%
Aerospace -- 2.1%
  *Goodrich (B.F.) Co. ...................................................................    4,300      $  178,181
                                                                                                         ----------
Banks -- 9.9%
  BankAmerica Corp. ......................................................................    2,500         182,500
  Citicorp................................................................................    1,400         177,012
  Cullen Frost Bankers, Inc. .............................................................    2,000         121,375
  First Union Corp. ......................................................................    1,600          82,000
  Mercantile Bankshares Corp. ............................................................    6,700         262,137
                                                                                                         ----------
                                                                                                            825,024
                                                                                                         ----------
Biotechnology -- 1.6%
  Amgen Corp. ............................................................................    2,500         135,312
                                                                                                         ----------
Business & Consumer Services -- 5.4%
  Analysts International Corp. ...........................................................    2,550          87,975
  Omnicom Group, Inc. ....................................................................    6,400         271,200
  *Sterling Commerce, Inc. ...............................................................    2,400          92,250
                                                                                                         ----------
                                                                                                            451,425
                                                                                                         ----------
Computer Products -- 0.6%
  Hewlett Packard Co. ....................................................................      800          50,000
                                                                                                         ----------
Drug Delivery -- 4.3%
  *Scherer (R.P.) Corp. ..................................................................    1,400          85,400
  Schering Plough Corp. ..................................................................    4,400         273,350
                                                                                                         ----------
                                                                                                            358,750
                                                                                                         ----------
Electronics -- 0.6%
  Methode Electronics, Inc. Class A.......................................................    1,800          29,250
  Motorola, Inc. .........................................................................      400          22,825
                                                                                                         ----------
                                                                                                             52,075
                                                                                                         ----------
Energy -- 1.7%
  Mobil Corp. ............................................................................    2,000         144,375
                                                                                                         ----------
Finance -- 4.2%
  American Express Co. ...................................................................    2,800         249,900
  SLM Holding.............................................................................      700          97,387
                                                                                                         ----------
                                                                                                            347,287
                                                                                                         ----------
Healthcare Services -- 3.0%
  Columbia/HCA Healthcare Corp. ..........................................................    8,450         250,331
                                                                                                         ----------
Lodging -- 1.7%
  Marriott International, Inc.............................................................    2,100         145,425
                                                                                                         ----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, December 31, 1997 -- Continued

--------------------------------------------------------------------------------

                                                                                              SHARES       VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Industrial Diversified -- 2.6%
  Crown Cork & Seal Co., Inc. ............................................................    1,500      $   75,187
  Parker-Hannifin Corp. ..................................................................    3,100         142,212
                                                                                                         ----------
                                                                                                            217,399
                                                                                                         ----------
Insurance -- 8.0%
  Allstate Corp. .........................................................................    2,800         254,450
  Enhance Financial Services Group, Inc. .................................................    1,300          77,350
  Executive Risk, Inc. ...................................................................    1,400          97,738
  Jefferson-Pilot Corp. ..................................................................    1,900         147,963
  Life Re Corp. ..........................................................................    1,400          91,263
                                                                                                         ----------
                                                                                                            668,764
                                                                                                         ----------
Manufacturing -- 0.9%
  AptarGroup, Inc. .......................................................................    1,300          72,150
                                                                                                         ----------
Medical Equipment & Supplies -- 4.4%
  Dentsply International, Inc. ...........................................................    6,200         189,100
  Hillenbrand Industries, Inc. ...........................................................    3,500         179,156
                                                                                                         ----------
                                                                                                            368,256
                                                                                                         ----------
Oil Field Equipment -- 7.8%
  Chevron Corp. ..........................................................................    2,800         215,600
  Halliburton Co. ........................................................................    3,400         176,588
  Schlumberger Ltd. ......................................................................    3,200         257,600
                                                                                                         ----------
                                                                                                            649,788
                                                                                                         ----------
Publishing -- 3.1%
  McGraw-Hill, Inc. ......................................................................    3,500         259,000
                                                                                                         ----------
Restaurants -- 4.9%
  *Outback Steakhouse, Inc. ..............................................................    2,300          66,125
  *Ruby Tuesday, Inc. ....................................................................    6,800         175,100
  Sbarro, Inc. ...........................................................................    6,400         168,400
                                                                                                         ----------
                                                                                                            409,625
                                                                                                         ----------
Retail Stores -- 7.8%
  CVS Corp. ..............................................................................    2,400         153,750
  Ethan Allen Interiors, Inc. ............................................................    5,000         192,813
  Staples, Inc. ..........................................................................    5,300         147,075
  TJX Companies, Inc. ....................................................................    4,700         161,563
                                                                                                         ----------
                                                                                                            655,201
                                                                                                         ----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, December 31, 1997 -- Continued

--------------------------------------------------------------------------------

                                                                                              SHARES       VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Retail Clothing and Apparel -- 2.5%
  *Gymboree Corp. ........................................................................    2,500      $   68,438
  *Lands' End, Inc. ......................................................................    2,000          70,125
  *The Wet Seal, Inc., Class A............................................................    2,500          73,750
                                                                                                         ----------
                                                                                                            212,313
                                                                                                         ----------
Software -- 3.7%
  *Microsoft Corp. .......................................................................    2,400         310,200
                                                                                                         ----------
Semiconductors & Semiconductor Equipment -- 2.5%
  *Applied Materials, Inc. ...............................................................    3,500         105,437
  *KLA-Tencor Corp. ......................................................................    2,700         104,287
                                                                                                         ----------
                                                                                                            209,724
                                                                                                         ----------
Telecommunications -- 4.2%
  *Airtouch Communications, Inc. .........................................................    4,700         195,344
  Lucent Technologies, Inc. ..............................................................    1,900         151,763
                                                                                                         ----------
                                                                                                            347,107
                                                                                                         ----------
Tobacco -- 6.0%
  Philip Morris Cos., Inc. ...............................................................    4,000         181,250
  UST, Inc. ..............................................................................    8,600         317,663
                                                                                                         ----------
                                                                                                            498,913
                                                                                                         ----------
    TOTAL COMMON STOCK (COST $7,133,589)..................................................                7,816,625
                                                                                                         ----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, December 31, 1997 -- Concluded

--------------------------------------------------------------------------------

                                                                                         PRINCIPAL
                                                                                         AMOUNT OR
                                                                                          NUMBER
                                                                           MATURITY      OF SHARES        VALUE
------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 4.8%
  Federal National Mortgage Association Discount Notes, 5.76%.........      01/05/98     $ 400,000     $   399,744
                                                                                                       -----------
    TOTAL COMMERCIAL PAPER (COST $399,744)............................                                     399,744
                                                                                                       -----------
SHORT-TERM INVESTMENTS -- 1.6%
  Temporary Investment Fund, Inc. -- TempCash.........................                     138,970         138,970
                                                                                                       -----------
    TOTAL SHORT-TERM INVESTMENTS (COST $138,970)......................                                     138,970
                                                                                                       -----------
    TOTAL INVESTMENTS -- 99.9% (COST $7,672,303)......................                                   8,355,339
                                                                                                       -----------
    OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%.....................                                       6,650
                                                                                                       -----------
NET ASSETS -- 100.0%
  (Equivalent to $14.59 per share based on 573,096 shares of capital
    stock outstanding)................................................                                 $ 8,361,989
                                                                                                       ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($8,361,989/573,096 shares outstanding).............................                                 $     14.59
                                                                                                       ===========

* Non-income producing.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                      MONEY                                AGGRESSIVE
                                                        GROWTH        MARKET        BOND       MANAGED       GROWTH
                                                       PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends..........................................  $ 4,811,595   $       --   $       --   $  675,233   $ 341,732
 Interest...........................................      823,766    3,402,299    1,316,924    1,321,545     310,481
   Less: foreign taxes withheld.....................      (39,820)          --           --       (4,670)         --
                                                      -----------   ----------   ----------   ----------   ----------
   Total Income.....................................    5,595,541    3,402,299    1,316,924    1,992,108     652,213
                                                      -----------   ----------   ----------   ----------   ----------
EXPENSES:
 Investment advisory fee............................      740,283      151,852       67,663      199,166     185,551
 Administration fee.................................       82,214       34,174       24,562       41,534      39,256
 Directors' fee.....................................       10,865        2,453          965        2,287       1,903
 Transfer agent fee.................................        6,801        3,241        2,181        1,628       2,791
 Custodian fee......................................       31,201       10,581        4,261       10,681      10,568
 Legal fees.........................................       20,238        3,606          753        2,715       3,284
 Audit fees.........................................       19,868        5,472        1,748        5,141       3,560
 Printing...........................................       52,032       20,323        6,460       16,446      13,788
 Miscellaneous......................................       21,485        5,976        2,509        4,783        (277)
                                                      -----------   ----------   ----------   ----------   ----------
                                                          984,987      237,678      111,102      284,381     260,424
 Less: expenses reimbursed by affiliated insurance
   company..........................................           --           --           --           --          --
                                                      -----------   ----------   ----------   ----------   ----------
   Total expenses...................................      984,987      237,678      111,102      284,381     260,424
                                                      -----------   ----------   ----------   ----------   ----------
   Net investment income (loss).....................    4,610,554    3,164,621    1,205,822    1,707,727     391,789
                                                      -----------   ----------   ----------   ----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
 Net realized gain (loss) from:
   Investments......................................   35,634,593          (57)     177,501    2,699,617   3,740,193
   Foreign currency related transactions............      (44,944)          --           --       (2,008)         --
                                                      -----------   ----------   ----------   ----------   ----------
                                                       35,589,649          (57)     177,501    2,697,609   3,740,193
                                                      -----------   ----------   ----------   ----------   ----------
 Net change in unrealized appreciation
   (depreciation) from:
   Investments......................................    9,025,359           --      449,185    4,950,546   3,790,949
   Foreign currency related translations............           --           --           --           --          --
                                                      -----------   ----------   ----------   ----------   ----------
                                                        9,025,359           --      449,185    4,950,546   3,790,949
                                                      -----------   ----------   ----------   ----------   ----------
   Net gain (loss) on investments and foreign
    currency transactions...........................   44,615,008          (57)     626,686    7,648,155   7,531,142
                                                      -----------   ----------   ----------   ----------   ----------
   Net increase (decrease) in net assets resulting
    from operations.................................  $49,225,562   $3,164,564   $1,832,508   $9,355,882   $7,922,931
                                                      ===========   ==========   ==========   ==========   ==========

                                                                        COMMON      SENTINEL
                                                      INTERNATIONAL     STOCK        GROWTH
                                                        PORTFOLIO     PORTFOLIO*   PORTFOLIO
----------------------------------------------------
INVESTMENT INCOME:
 Dividends..........................................   $ 1,276,041    $  195,167   $   67,641
 Interest...........................................       155,142        40,472       19,340
   Less: foreign taxes withheld.....................      (167,716)       (1,181)          --
                                                        ----------    ----------   ----------
   Total Income.....................................     1,263,467       234,458       86,981
                                                        ----------    ----------   ----------
EXPENSES:
 Investment advisory fee............................       440,914        35,969       34,396
 Administration fee.................................        73,381        44,455       43,746
 Directors' fee.....................................         2,628           498          407
 Transfer agent fee.................................         1,727         1,464        1,476
 Custodian fee......................................        42,098         6,099        6,978
 Legal fees.........................................         9,377         1,345        1,132
 Audit fees.........................................         5,016         1,036          850
 Printing...........................................        19,645         2,059        1,829
 Miscellaneous......................................         6,200         1,668        1,715
                                                        ----------    ----------   ----------
                                                           600,986        94,593       92,529
 Less: expenses reimbursed by affiliated insurance
   company..........................................            --       (22,654)     (30,617)
                                                        ----------    ----------   ----------
   Total expenses...................................       600,986        71,939       61,912
                                                        ----------    ----------   ----------
   Net investment income (loss).....................       662,481       162,519       25,069
                                                        ----------    ----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
 Net realized gain (loss) from:
   Investments......................................     4,341,196       271,458    1,668,898
   Foreign currency related transactions............      (173,948)         (605)          --
                                                        ----------    ----------   ----------
                                                         4,167,248       270,853    1,668,898
                                                        ----------    ----------   ----------
 Net change in unrealized appreciation
   (depreciation) from:
   Investments......................................       178,787     1,472,234      132,149
   Foreign currency related translations............            (4)           --           --
                                                        ----------    ----------   ----------
                                                           178,783     1,472,234      132,149
                                                        ----------    ----------   ----------
   Net gain (loss) on investments and foreign
    currency transactions...........................     4,346,031     1,743,087    1,801,047
                                                        ----------    ----------   ----------
   Net increase (decrease) in net assets resulting
    from operations.................................   $ 5,008,512    $1,905,606   $1,826,116
                                                        ==========    ==========   ==========

* Through the period ended December 12, 1997 (see note 1).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                 MONEY                                  AGGRESSIVE
                                                  GROWTH        MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                                PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss)..............  $  4,610,554   $ 3,164,621   $ 1,205,822   $ 1,707,727   $   391,789    $   662,481
   Net realized gain (loss) on investments
    and foreign currency related
    transactions.............................    35,589,649           (57)      177,501     2,697,609     3,740,193      4,167,248
   Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency translations....................     9,025,359            --       449,185     4,950,546     3,790,949        178,783
                                                -----------    ----------    ----------    ----------    ----------     ----------
   Net increase (decrease) in net assets
    resulting from operations................    49,225,562     3,164,564     1,832,508     9,355,882     7,922,931      5,008,512
 Distributions:
   From net investment income................    (4,690,830)   (3,164,621)   (1,143,012)   (1,626,361)     (326,522)      (427,579)
   From net realized gains...................   (23,067,604)           --            --      (344,551)      (64,760)    (3,347,494)
 Capital share transactions:
   Shares exchanged in acquisition of Common
    Stock Portfolio..........................    13,633,276            --            --            --            --             --
   Net contributions from affiliated life
    insurance companies......................    33,340,861    10,142,244     5,573,996     5,251,369     6,944,174     10,324,894
                                                -----------    ----------    ----------    ----------    ----------     ----------
    Total increase(decrease) in net assets...    68,441,265    10,142,187     6,263,492    12,636,339    14,475,823     11,558,333
NET ASSETS
 Beginning of period.........................   198,948,066    54,196,724    17,086,878    43,431,170    34,098,282     50,955,123
                                                -----------    ----------    ----------    ----------    ----------     ----------
 End of period...............................  $267,389,331   $64,338,911   $23,350,370   $56,067,509   $48,574,105    $62,513,456
                                                ===========    ==========    ==========    ==========    ==========     ==========

                                                  COMMON       SENTINEL
                                                  STOCK         GROWTH
                                                PORTFOLIO*    PORTFOLIO
---------------------------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss)..............  $    162,519   $   25,069
   Net realized gain (loss) on investments
    and foreign currency related
    transactions.............................       270,853    1,668,898
   Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency translations....................     1,472,234      132,149
                                                   --------     --------
   Net increase (decrease) in net assets
    resulting from operations................     1,905,606    1,826,116
 Distributions:
   From net investment income................      (187,958)     (23,408)
   From net realized gains...................      (249,309)      (3,259)
 Capital share transactions:
   Shares exchanged in acquisition of Common
    Stock Portfolio..........................   (13,633,276)          --
   Net contributions from affiliated life
    insurance companies......................     5,600,313      898,951
                                                   --------     --------
    Total increase(decrease) in net assets...    (6,564,624)   2,698,400
NET ASSETS
 Beginning of period.........................     6,564,624    5,663,589
                                                   --------     --------
 End of period...............................  $          0   $8,361,989
                                                   ========     ========

* Through the period ended December 12, 1997 (see note 1).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                     MONEY                                  AGGRESSIVE
                                                      GROWTH        MARKET         BOND         MANAGED       GROWTH
                                                    PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss)................... $  5,018,462   $ 2,277,978   $   934,224   $ 1,445,837   $   326,522
   Net realized gain (loss) on sale of
    investments...................................   23,063,427            --      (125,017)      344,291        64,760
   Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency translations.........................    4,147,912            --      (333,487)    2,694,823     5,078,163
                                                   ------------   -----------   -----------   -----------   -----------
   Net increase (decrease) in net assets resulting
    from operations...............................   32,229,801     2,277,978       475,720     4,484,951     5,469,445
 Distributions:
   From net investment income.....................   (4,995,312)   (2,277,978)     (874,882)   (1,390,871)     (255,039)
   From net realized gains........................   (7,732,422)           --            --    (1,471,361)   (2,569,743)
 Capital share transactions:
   Net contributions from affiliated life
    insurance companies...........................   17,547,048    19,581,572     3,083,685     5,806,085     7,631,188
                                                   ------------   -----------   -----------   -----------   -----------
    Total increase in net assets..................   37,049,115    19,581,572     2,684,523     7,428,804    10,275,851
NET ASSETS
 Beginning of period..............................  161,898,951    34,615,152    14,402,355    36,002,366    23,822,431
                                                   ------------   -----------   -----------   -----------   -----------
 End of period.................................... $198,948,066   $54,196,724   $17,086,878   $43,431,170   $34,098,282
                                                   ============   ===========   ===========   ===========   ===========

                                                                    COMMON      SENTINEL
                                                    INTERNATIONAL   STOCK        GROWTH
                                                     PORTFOLIO    PORTFOLIO*   PORTFOLIO*
--------------------------------------------------
                                                   <
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss)...................  $   472,406   $   79,759   $   23,408
   Net realized gain (loss) on sale of
    investments...................................    3,302,667      (22,148)       3,259
   Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency translations.........................      781,570      699,937      550,887
                                                    -----------   ----------   ----------
   Net increase (decrease) in net assets resulting
    from operations...............................    4,556,643      757,548      577,554
 Distributions:
   From net investment income.....................     (442,343)     (53,716)          --
   From net realized gains........................   (1,793,161)          --           --
 Capital share transactions:
   Net contributions from affiliated life
    insurance companies...........................   11,991,902    5,860,792    5,086,035
                                                    -----------   ----------   ----------
    Total increase in net assets..................   14,313,041    6,564,624    5,663,589
NET ASSETS
 Beginning of period..............................   36,642,082           --           --
                                                    -----------   ----------   ----------
 End of period....................................  $50,955,123   $6,564,624   $5,663,589
                                                    ===========   ==========   ==========

* The Common Stock and Sentinel Growth Portfolios commenced operations on 03/18/96.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Funds, Inc.
Financial Highlights

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                                           GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                                     01/01/97   01/01/96    01/01/95    01/01/94    01/01/93
                                                                          TO          TO          TO          TO          TO
                                                                     12/31/97   12/31/96    12/31/95    12/31/94    12/31/93
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.............................     $18.10     $16.36      $14.00      $14.09      $13.73
                                                                     -------    -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................................        .35        .46         .47         .43         .38
Net realized and unrealized gain (loss) on investments...........       3.49       2.54        3.41        (.10)        .94
                                                                     -------    -------     -------     -------     -------
   Total from investment operations..............................       3.84       3.00        3.88         .33        1.32
                                                                     -------    -------     -------     -------     -------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income.............       (.38)      (.48)       (.46)       (.41)       (.39)
Dividends to shareholders from net capital gains.................      (2.10)      (.78)      (1.06)       (.01)       (.35)
Dividends to shareholders in excess of net investment income.....       (.00)      (.00)       (.00)       (.00)       (.22)
                                                                     -------    -------     -------     -------     -------
   Total distributions...........................................      (2.48)     (1.26)      (1.52)       (.42)       (.96)
                                                                     -------    -------     -------     -------     -------
Net asset value, end of period...................................     $19.46     $18.10      $16.36      $14.00      $14.09
                                                                     =======    =======     =======     =======     =======
   Total return..................................................      24.32%     19.58%      30.39%       2.40%       9.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000).................................    267,389    198,948     161,899     115,191     109,534
Ratios of expenses to average net assets(1)......................        .43%       .50%        .61%        .63%        .76%
Ratios of net investment income to average net assets............       2.01%      2.80%       3.20%       3.10%       2.86%
Portfolio turnover...............................................        108%        72%         61%         63%         51%
Average commission rate(2).......................................    $0.0600    $0.0600         N/A         N/A         N/A
------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Growth Portfolio before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1997, 1996, 1995, 1994, and 1993 were as follows: 0.43%, 0.50%, 0.61%, 0.67%, and
     0.76%, respectively.
(2.) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the S.E.C. for all financial statements with fiscal years beginning after September 1,1995.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Funds, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                                 MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                              01/01/97    01/01/96    01/01/95    01/01/94    01/01/93
                                                                    TO          TO          TO          TO          TO
                                                              12/31/97    12/31/96    12/31/95    12/31/94    12/31/93
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.......................     $1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
                                                               ------      ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................................       .05         .05         .05         .04         .03
                                                               ------      ------      ------      ------      ------
    Total from investment operations.......................       .05         .05         .05         .04         .03
                                                               ------      ------      ------      ------      ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income.......      (.05)       (.05)       (.05)       (.04)       (.03)
                                                               ------      ------      ------      ------      ------
    Total distributions....................................      (.05)       (.05)       (.05)       (.04)       (.03)
                                                               ------      ------      ------      ------      ------
Net asset value, end of period.............................     $1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
                                                               ======      ======      ======      ======      ======
    Total return...........................................      5.33%       5.15%       5.61%       3.81%       2.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)...........................    64,339      54,197      34,615      21,040      12,506
Ratios of expenses to average net assets(1)................       .39%        .44%        .50%        .55%        .65%
Ratios of net investment income to average net assets......      5.21%       5.03%       5.47%       3.86%       2.56%
------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Money Market Portfolio before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1997, 1996, 1995, 1994, and 1993 were as follows: 0.39%, 0.44%, 0.50%,
     0.59%, and 0.65%, respectively.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Funds, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                                      BOND PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                                   01/01/97    01/01/96    01/01/95    01/01/94    01/01/93
                                                                         TO          TO          TO          TO          TO
                                                                   12/31/97    12/31/96    12/31/95    12/31/94    12/31/93
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.........................      $10.67       $11.00      $ 9.73      $11.21      $10.73
                                                                   ------       ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................................         .64          .63         .65         .62         .60
Net realized and unrealized gain (loss) on investments.......         .33         (.34)       1.27       (1.23)        .48
                                                                   ------       ------      ------      ------      ------
   Total from investment operations..........................         .97          .29        1.92        (.61)       1.08
                                                                   ------       ------      ------      ------      ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income.........        (.66)        (.62)       (.65)       (.60)       (.60)
Dividends to shareholders from net capital gains.............        (.00)        (.00)       (.00)       (.27)       (.00)
                                                                   ------       ------      ------      ------      ------
   Total distributions.......................................        (.66)        (.62)       (.65)       (.87)       (.60)
                                                                   ------       ------      ------      ------      ------
Net asset value, end of period...............................      $10.98       $10.67      $11.00      $ 9.73      $11.21
                                                                   ======       ======      ======      ======      ======
   Total return..............................................        9.50%        2.86%      20.45%      (5.62)%     10.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000).............................      23,350       17,087      14,402      10,098      10,160
Ratios of expenses to average net assets(1)..................         .57%         .56%        .60%        .68%        .75%
Ratios of net investment income to average net assets........        6.24%        6.08%       6.36%       6.14%       5.53%
Portfolio turnover...........................................         105%         133%        206%        151%         71%
------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Bond Portfolio before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1997, 1996, 1995, 1994, and 1993 were as follows: 0.57%, 0.56%, 0.60%, 0.70%, and
     0.75%, respectively.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Funds, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                                       MANAGED PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                                   01/01/97    01/01/96    01/01/95    01/01/94    01/01/93
                                                                         TO          TO          TO          TO          TO
                                                                   12/31/97    12/31/96    12/31/95    12/31/94    12/31/93
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.........................      $14.68      $ 14.19     $ 11.94     $ 13.27     $ 12.25
                                                                   ------       ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................................         .54          .51         .55         .53         .40
Net realized and unrealized gain (loss) on investments.......        2.49         1.07        2.28        (.77)       1.00
                                                                   ------       ------      ------      ------      ------
   Total from investment operations..........................        3.03         1.58        2.83        (.24)       1.40
                                                                   ------       ------      ------      ------      ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income.........        (.53)        (.51)       (.57)       (.49)       (.38)
Dividends to shareholders from net capital gains.............        (.12)        (.58)       (.01)       (.60)       (.00)
                                                                   ------       ------      ------      ------      ------
   Total distributions.......................................        (.65)       (1.09)       (.58)      (1.09)       (.38)
                                                                   ------       ------      ------      ------      ------
Net asset value, end of period...............................      $17.06      $ 14.68     $ 14.19     $ 11.94     $ 13.27
                                                                   ======       ======      ======      ======      ======
   Total return..............................................       21.23%(2)    11.88%      24.43%      (1.82)%     11.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000).............................      56,068       43,431      36,002      29,363      28,984
Ratios of expenses to average net assets(1)..................         .58%         .60%        .66%        .67%        .80%
Ratios of net investment income to average net assets........        3.47%        3.68%       4.22%       4.34%       3.36%
Portfolio turnover...........................................          99%         106%        130%         75%         89%
Average commission rate(2)...................................     $0.0600      $0.0600         N/A         N/A         N/A
------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Managed Portfolio before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1997, 1996, 1995, 1994, and 1993 were as follows: 0.58%, 0.60%, 0.66%, 0.73%, and
     0.80%, respectively.

(2.) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the S.E.C. for all financial statements with fiscal years beginning after September 1, 1995.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Funds, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                                AGGRESSIVE GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                                   01/01/97    01/01/96    01/01/95    01/01/94    01/01/93
                                                                         TO          TO          TO          TO          TO
                                                                   12/31/97    12/31/96    12/31/95    12/31/94    12/31/93
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.........................      $18.52       $17.38      $15.45      $15.45      $14.72
                                                                    -----        -----       -----       -----       -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................................         .17          .17         .20        (.01)       (.01)
Net realized and unrealized gain (loss) on investments.......        3.72         3.03        1.86         .01         .77
                                                                    -----        -----       -----       -----       -----
   Total from investment operations..........................        3.89         3.20        2.06         .00         .76
                                                                    -----        -----       -----       -----       -----
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income.........        (.18)        (.19)       (.00)       (.00)       (.03)
Dividends to shareholders from net capital gains.............        (.04)       (1.87)       (.13)       (.00)       (.00)
                                                                    -----        -----       -----       -----       -----
   Total distributions.......................................        (.22)       (2.06)       (.13)       (.00)       (.03)
                                                                    -----        -----       -----       -----       -----
Net asset value, end of period...............................      $22.19       $18.52      $17.38      $15.45      $15.45
                                                                    =====        =====       =====       =====       =====
   Total return..............................................       21.21%       21.00%      13.48%       0.00%       5.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000).............................      48,574       34,098      23,822      15,430      12,223
Ratios of expenses to average net assets(1)..................         .63%         .68%        .76%        .86%        .90%
Ratios of net investment income to average net assets........         .95%        1.14%       1.32%       (.10)%      (.07)%
Portfolio turnover...........................................          37%          47%         89%         60%         60%
Average commission rate(2)...................................     $0.0600      $0.0600         N/A         N/A         N/A
------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Aggressive Growth Portfolio before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1997, 1996, 1995, 1994, and 1993 were as follows: 0.63%, 0.68%, 0.76%,
     0.89%, and 0.90%, respectively.
(2.) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission.This disclosure is required by the S.E.C. for all financial statements with fiscal years beginning after September 1, 1995.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Funds, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                                  INTERNATIONAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                           01/01/97      01/01/96      01/01/95      01/01/94      01/01/93
                                                                 TO            TO            TO            TO            TO
                                                           12/31/97      12/31/96      12/31/95      12/31/94      12/31/93
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....................    $13.41        $12.86        $11.63        $11.87         $9.00
                                                           --------      --------       ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................       .11           .11           .16           .05           .06
Net realized and unrealized gain (loss) on
 investments............................................      1.08          1.23          1.45          (.02)         3.09
                                                           --------      --------       ------        ------        ------
   Total from investment operations.....................      1.19          1.34          1.61           .03          3.15
                                                           --------      --------       ------        ------        ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income....      (.11)         (.16)         (.07)         (.03)         (.08)
Dividends to shareholders from net capital gains........      (.88)         (.63)         (.31)         (.24)         (.20)
                                                           --------      --------       ------        ------        ------
   Total distributions..................................      (.99)         (.79)         (.38)         (.27)         (.28)
                                                           --------      --------       ------        ------        ------
Net asset value, end of period..........................    $13.61        $13.41        $12.86        $11.63        $11.87
                                                           ========      ========       ======        ======        ======
   Total return.........................................      9.66%        10.89%        14.31%          .26%        36.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)........................    62,513        50,955        36,642        26,212        13,682
Ratios of expenses to average net assets(1).............      1.02%         1.05%         1.15%         1.32%         1.50%
Ratios of net investment income to average net assets...      1.13%         1.08%         1.21%          .76%          .68%
Portfolio turnover......................................        37%           35%           45%           32%           37%
Average commission rate(2)..............................   $0.0234       $0.0376           N/A           N/A           N/A
------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the International Portfolio before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1997, 1996, 1995, 1994, and 1993 were as follows: 1.02%, 1.05%, 1.15%,
     1.32%, and 1.50%, respectively.
(2.) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the S.E.C. for all financial statements with fiscal years beginning after September 1, 1995.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Funds, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                                        COMMON STOCK PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                                                        01/01/97       03/18/96(2)
                                                                                           TO             TO
                                                                                        12/12/97(3)    12/31/96
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............................................       $11.31         $10.00
                                                                                        -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................................................          .20            .15
Net realized and unrealized gain (loss) on investments............................         2.56           1.26
                                                                                        -------        -------
    Total from investment operations..............................................         2.76           1.41
                                                                                        -------        -------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income..............................         (.25)          (.10)
Dividends to shareholders from net capital gains..................................         (.25)          (.00)
                                                                                        -------        -------
    Total distributions...........................................................         (.50)          (.10)
                                                                                        -------        -------
Net asset value, end of period....................................................       $13.57         $11.31
                                                                                        =======        =======
    Total return(4)...............................................................        24.57%         14.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)..................................................            0          6,565
Ratios of expenses to average net assets (annualized)(1)..........................          .80%           .80%
Ratios of net investment income to average net assets (annualized)................         1.81%          1.82%
Portfolio turnover................................................................           22%            13%
Average commission rate(5)........................................................      $0.0600        $0.0600
------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Common Stock Portfolio before reimbursement of expenses by affiliated insurance company for the periods ended December 12, 1997 and December 31, 1996 were as follows: 1.05%, 1.43% (annualized).
(2.) Commencement of operations.
(3.) Portfolio was acquired by Growth Portfolio.
(4.) Total returns for periods less than one year are not annualized.
(5.) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the S.E.C. for all financial statements with fiscal years beginning after September 1, 1995.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Funds, Inc.
Financial Highlights -- Concluded

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                                           SENTINEL GROWTH
                                                                                              PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                                                        01/01/97       03/18/96(2)
                                                                                           TO             TO
                                                                                        12/31/97       12/31/96
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...............................................       $11.14        $10.00
                                                                                         -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................................................          .04           .05
Net realized and unrealized gain (loss) on investments.............................         3.47          1.09
                                                                                         -------       -------
    Total from investment operations...............................................         3.51          1.14
                                                                                         -------       -------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income...............................         (.05)         (.00)
Dividends to shareholders from net capital gains...................................         (.01)         (.00)
                                                                                         -------       -------
    Total distributions............................................................         (.06)         (.00)
                                                                                         -------       -------
Net asset value, end of period.....................................................       $14.59        $11.14
                                                                                         =======       =======
    Total return...................................................................        31.58%        11.40%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)...................................................        8,362         5,664
Ratios of expenses to average net assets (annualized)(1)...........................          .90%          .90%
Ratios of net investment income to average net assets (annualized).................          .36%          .57%
Portfolio turnover.................................................................          155%           75%
Average commission rate(4).........................................................      $0.0600       $0.0594
------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Sentinel Growth Portfolio before reimbursement of expenses by affiliated insurance company for the year ended December 31, 1997 and the period ended December 31, 1996 was as follows: 1.35%, 1.51% (annualized).
(2.) Commencement of operations.
(3.) Total returns for periods less than one year are not annualized.
(4.) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the S.E.C. for all financial statements with fiscal years beginning after September 1, 1995.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Notes to Financial Statements, December 31, 1997

--------------------------------------------------------------------------------

1. ORGANIZATION

The Market Street Fund, Inc. (Fund) is registered as an open-end diversified management company under the Investment Company Act of 1940, as amended. As a "series" type of mutual fund, the Fund issues separate classes (or series) of stock currently consisting of the Growth Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Aggressive Growth Portfolio, International Portfolio, Common Stock Portfolio and Sentinel Growth Portfolio. The Fund serves as an investment medium for modified premium and flexible premium adjustable variable life insurance policies and individual flexible premium deferred variable annuity contracts (Policies) issued by Provident Mutual Life Insurance Company (PMLIC) and for flexible premium deferred variable annuity contracts issued by Providentmutual Life and Annuity Company of America (PLACA) and policies issued by National Life Insurance Company of Vermont (NLICV). The Fund also serves as the investment medium for single premium and scheduled premium variable life insurance policies which are no longer being issued.

At the end of business on December 12, 1997, the Growth Portfolio acquired all the net assets of the Common Stock Portfolio pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 716,786 shares of the Growth Portfolio (valued at $13,633,276) for the 1,004,770 shares of the Common Stock Portfolio outstanding on December 12, 1997. The Common Stock Portfolio's net assets of $13,633,276 at that date, including $2,172,171 of net unrealized appreciation (depreciation), were combined with those of the Growth Portfolio. The aggregate net assets of the Growth Portfolio and the Common Stock Portfolio immediately before the acquisition were $246,256,160 and $13,633,276, respectively and the combined net assets of the Growth Portfolio immediately following the acquisition were $259,889,436.

2. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Certain prior period amounts have been restated to conform with current year presentation.

  Valuation of Investments

Bonds are carried at market value based on the last bid price on a national securities exchange or on quoted prices from a third-party pricing service. Investments in common and preferred stocks primarily traded on recognized U.S. or foreign securities exchanges are valued at the last sale price on exchanges on the last business day of the period, or, if there was no sale, at the last bid price on that day. Short-term investments with maturities of less than 60 days and Money Market Portfolio investments are valued at amortized cost which approximates market value.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Notes to Financial Statements, December 31, 1997 -- Continued

--------------------------------------------------------------------------------

  Investments

Security transactions are accounted for on the trade date. The cost of investment securities sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

  Dollar Rolls

The Bond and Managed Portfolios may enter into dollar rolls in which the Portfolio sells securities for delivery and simultaneously contracts to repurchase the same security at a fixed price on a specified future date. During the roll period the Portfolio forgoes accrued interest paid on the securities. The Portfolio will be compensated by the interest earned on the cash proceeds of the initial sale (which are invested in short-term investments) and by the lower repurchase price at the future date (the "drop"). The drop, which is recorded as deferred income, is amortized over the period between the trade date and the settlement date. All realized gains are recorded at the beginning of each roll. A portfolio engages in dollar rolls for the purpose of enhancing its yield. Dollar Rolls involve a risk of loss if the value of the security to be repurchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Portfolio's other assets. The balance of dollar rolls outstanding during the year ended December 31, 1997 was $506,027 in the Bond Portfolio and $2,024,107 in the Managed Portfolio.

  Foreign Currency Translations

Foreign currency amounts are translated into U.S. Dollars on the following bases:

   (i) Market value of investment securities, assets and liabilities, at the daily rate of exchange;

   (ii) Purchases and sales of investment securities, at the rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are recognized upon settlement;

   (iii) Income and expenses, at the rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are recognized upon ultimate receipt or disbursement.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. Dollar denominated transactions as a result of, among other factors, the lack of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund does not isolate that portion of the results of operations derived from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Dividends to Shareholders

Dividends of investment income of the Money Market Portfolio are declared daily and paid monthly. The Growth Portfolio, Bond Portfolio,

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Notes to Financial Statements, December 31, 1997 -- Continued

--------------------------------------------------------------------------------

Managed Portfolio, and Common Stock Portfolio declare and pay dividends of investment income quarterly. The Aggressive Growth Portfolio, International Portfolio, and Sentinel Growth Portfolio declare and pay dividends of investment income annually. For all Portfolios, distributions of capital gains are declared and paid annually.

  Federal Income Taxes

No provision is made for Federal taxes as it is the Fund's intention to have each Portfolio continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income taxes.

3. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

Investment advisory agreements have been approved, whereby Sentinel Advisers Company (SAC), a Vermont General Partnership, is advisor for the Growth, Money Market, Bond, Managed, Aggressive Growth, Common Stock Portfolio and Sentinel Growth Portfolios. With respect to the Growth Portfolio, Newbold's Asset Management for the period January 1, 1997 through April 30, 1997 and SAC for the period May 1, 1997 through December 31, 1997 were both compensated monthly at an effective annual rate of 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million and 0.30% of net assets in excess of $40 million. SAC is compensated monthly at an effective annual rate of 0.25% of the average daily net assets of the Money Market Portfolio. With respect to the Bond Portfolio, SAC is compensated monthly at the effective annual rate of 0.35% of the first $100 million of the average daily net assets of the portfolio and 0.30% of net assets in excess of $100 million. With respect to the Managed Portfolio, SAC is compensated monthly at the effective annual rate of 0.40% of the first $100 million of the average daily net assets of the portfolio and 0.35% of net assets in excess of $100 million. With respect to the Aggressive Growth Portfolio, SAC is compensated monthly at the effective annual rate of 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million and 0.30% of net assets in excess of $40 million. SAC also served as investment advisor through the period ended December 12, 1997 for the Common Stock Portfolio. With respect to the Common Stock Portfolio, SAC was compensated monthly at the effective annual rate of 0.40% of the first $100 million of the average daily net assets of the portfolio and 0.35% of net assets in excess of $100 million. With respect to the Sentinel Growth Portfolio, SAC is compensated monthly at an effective annual rate of 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million and 0.30% of the net assets in excess of $40 million. Provident Mutual Investment Management Co. (PIMC) is the adviser for the International Portfolio and is compensated monthly at an effective annual rate of 0.75% of the first $500 million of the average daily net assets of the portfolio and 0.60% of assets in excess of $500 million. The Boston Company Asset Management, Inc. ("TBC") is sub-adviser to the International Portfolio.

PMLIC agrees to reimburse the Growth, Money Market, Bond, Managed, and Aggressive Growth

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Notes to Financial Statements, December 31, 1997 -- Continued

--------------------------------------------------------------------------------

Portfolios for operating expenses, excluding investment advisory fees, and costs of litigation and indemnification not covered by insurance, in excess of an annual rate of 0.40% of the average daily net asset values. The International Portfolio is reimbursed for such expenses in excess of an annual rate of 0.75% of the average daily net asset value. NLICV agrees to reimburse the Common Stock portfolio, through the period ended December 12, 1997, and the Sentinel Growth Portfolio for operating expenses, excluding investment advisory fees and costs of litigation and indemnification not covered by insurance, in excess of an annual rate of .40% of the average net asset values.

4. NET ASSETS

At December 31, 1997, the Portfolios' net assets consisted of:

                                                                  MONEY                                  AGGRESSIVE
                                                   GROWTH        MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                                 PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
         ------------------------------------------------------------------------------------------------------------------
Net contribution from shareholders............  $192,623,030   $64,338,969   $22,382,865   $40,983,184   $34,466,305    $53,991,110
Undistributed net investment income...........     1,105,932            --       330,523       463,796       391,789        488,533
Undistributed net realized gains..............    35,634,593            --         3,599     2,699,617     3,740,193      4,341,196
Accumulated loss on investment transactions...            --           (58)           --            --            --             --
Net unrealized appreciation (depreciation) on
 investments and foreign currency.............    38,025,776            --       633,883    11,920,912     9,975,818      3,692,617
                                                ------------   -----------   -----------   -----------   -----------    -----------
                                                $267,389,331   $64,338,911   $23,350,370   $56,067,509   $48,574,105    $62,513,456
                                                ============   ===========   ===========   ===========   ===========    ===========

                                                 SENTINEL
                                                  GROWTH
                                                PORTFOLIO
         -------------------------------------
Net contribution from shareholders............  $5,984,986
Undistributed net investment income...........      25,069
Undistributed net realized gains..............   1,668,898
Accumulated loss on investment transactions...          --
Net unrealized appreciation (depreciation) on
 investments and foreign currency.............     683,036
                                                ----------
                                                $8,361,989
                                                ==========

5. PURCHASES AND SALES OF INVESTMENTS (EXCLUDING SHORT-TERM SECURITIES)

Purchases and proceeds on sales of investments for the portfolios, for the year ended December 31, 1997, were as follows:

                                                                 MONEY                                  AGGRESSIVE
                                                  GROWTH        MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                                PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
        ------------------------------------------------------------------------------------------------------------------
PURCHASES
U.S. Gov't Obligations.......................  $         --   $        --   $12,519,574   $35,816,107   $        --    $        --
Corporate Bonds..............................            --            --    14,373,199     7,615,933            --             --
Common Stock.................................   239,781,119            --            --    10,229,701    23,491,605     28,754,019
                                               ------------   -----------   -----------   -----------   -----------    -----------
Total Purchases..............................  $239,781,119   $        --   $26,892,773   $53,661,741   $24,491,605    $28,754,019
                                               ============   ===========   ===========   ===========   ===========    ===========
SALES
U.S. Gov't Obligations.......................  $         --   $        --   $ 7,778,902   $30,221,084   $        --    $        --
Corporate Bonds..............................            --            --    10,884,335     7,246,467            --             --
Common Stock.................................   231,298,182            --            --     7,855,306    13,397,867     20,664,346
                                               ------------   -----------   -----------   -----------   -----------    -----------
Total Sales..................................  $231,298,182   $        --   $18,663,237   $45,322,859   $13,397,867    $20,664,346
                                               ============   ===========   ===========   ===========   ===========    ===========

                                                 COMMON      SENTINEL
                                                 STOCK        GROWTH
                                               PORTFOLIO*    PORTFOLIO
        -------------------------------------
PURCHASES
U.S. Gov't Obligations.......................  $       --   $        --
Corporate Bonds..............................          --            --
Common Stock.................................   6,180,508    10,892,861
                                               ----------   -----------
Total Purchases..............................  $6,180,508   $10,892,861
                                               ==========   ===========
SALES
U.S. Gov't Obligations.......................  $       --   $        --
Corporate Bonds..............................          --            --
Common Stock.................................   2,098,229    10,150,853
                                               ----------   -----------
Total Sales..................................  $2,098,229   $10,150,853
                                               ==========   ===========

* Through the period ended December 12, 1997.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Notes to Financial Statements, December 31, 1997 -- Continued

--------------------------------------------------------------------------------

6. TAX BASIS OF INVESTMENTS

Investment information based on the cost of the securities for Federal income tax purposes held at December 31, 1997 is as follows:

                                                                 MONEY                                  AGGRESSIVE
                                                  GROWTH        MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                                PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
        ------------------------------------------------------------------------------------------------------------------
Aggregate gross unrealized appreciation......  $ 41,273,495   $        --   $   634,129   $12,016,698   $10,679,796    $  9,653,370
Aggregate gross unrealized depreciation......    (3,247,719)           --          (746)      (95,786)     (703,978)     (5,956,365)
                                               ------------   -----------   -----------   -----------   -----------     -----------
Net unrealized appreciation (depreciation)...  $ 38,025,776   $        --   $   633,383   $11,920,912   $ 9,975,818    $  3,697,005
                                               ============   ===========   ===========   ===========   ===========     ===========
Aggregate cost of securities for federal
 income tax purposes.........................  $230,505,985   $64,680,706   $22,964,106   $44,479,146   $39,361,294    $ 57,269,359
                                               ============   ===========   ===========   ===========   ===========     ===========

                                                SENTINEL
                                                 GROWTH
                                               PORTFOLIO
        -------------------------------------
Aggregate gross unrealized appreciation......  $  890,758
Aggregate gross unrealized depreciation......    (207,722)
                                               ----------
Net unrealized appreciation (depreciation)...  $  683,036
                                               ==========
Aggregate cost of securities for federal
 income tax purposes.........................  $7,672,303
                                               ==========

7. AUTHORIZED CAPITAL STOCK AND CAPITAL STOCK TRANSACTIONS

On December 31, 1997, there were 1 billion 200 million shares of $0.01 par value capital stock authorized for the Fund. The shares of capital stock are divided into following series: Growth Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Aggressive Growth Portfolio, International Portfolio, Common Stock Portfolio and Sentinel Growth Portfolio. The Growth Portfolio consists of 50 million shares, the Money Market Portfolio consists of 150 million shares; each of the other series consists of 5 million shares.

Transactions in capital stock for the year ended December 31, 1997 were as follows:

                                                      GROWTH PORTFOLIO                MONEY MARKET               BOND PORTFOLIO
                                                                                       PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
                                                    SHARES        AMOUNT         SHARES         AMOUNT        SHARES      AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold.....................................   1,328,421   $ 23,557,083    116,153,761   $ 116,153,761    608,494   $ 6,478,790
Shares redeemed.................................  (1,033,097)   (18,272,623)  (109,109,613)   (109,109,613)  (192,816)   (2,047,805)
Shares reinvested...............................   1,736,600     28,056,401      3,098,096       3,098,096    108,875     1,143,011
                                                   ---------    -----------    -----------    ------------    -------    ----------
Net contributions from affiliated insurance
 companies.....................................    2,031,924   $ 33,340,861     10,142,244   $  10,142,244    524,553   $ 5,573,996
                                                   =========    ===========    ===========    ============    =======    ==========
Shares exchanged in acquisition of Common Stock
 Portfolio.....................................     716,786     13,633,276             --              --         --            --
                                                   ---------    -----------    -----------    ------------    -------    ----------

                                                     MANAGED PORTFOLIO

-------------------------------------------------
                                                    SHARES      AMOUNT
-------------------------------------------------
Shares sold......................................   538,094   $ 8,544,898
Shares redeemed..................................  (338,821)   (5,264,441)
Shares reinvested................................   129,171     1,970,912
                                                   --------   -----------
Net contributions from affiliated insurance
 companies.......................................   328,444   $ 5,251,369
                                                   ========   ===========
Shares exchanged in acquisition of Common Stock
 Portfolio.......................................        --            --
                                                   --------   -----------

                                                               AGGRESSIVE GROWTH          INTERNATIONAL
                                                                   PORTFOLIO                PORTFOLIO
--------------------------------------------------------------------------------------------------------------
                                                              SHARES      AMOUNT       SHARES      AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold................................................   513,839   $10,376,849    970,932   $13,015,260
Shares redeemed............................................  (187,215)   (3,823,958)  (484,512)   (6,465,439)
Shares reinvested..........................................    21,347       391,283    305,922     3,775,073
                                                             --------   -----------   --------   -----------
Net contributions from affiliated insurance companies......   347,971   $ 6,944,174    792,342   $10,324,894
                                                             ========   ===========   ========   ===========
Shares exchanged in acquisition of Common Stock
 Portfolio.................................................        --            --         --            --
                                                             --------   -----------   --------   -----------





                                                                         COMMON
                                                                         STOCK             SENTINEL GROWTH
                                                                       PORTFOLIO*             PORTFOLIO
-----------------------------------------------------------------------------------------------------------
                                                               SHARES         AMOUNT      SHARES    AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold................................................     443,566    $  5,866,422   69,861   $ 976,211
Shares redeemed............................................     (30,043)       (405,410)  (7,419)   (103,927)
Shares reinvested..........................................      10,980         139,301    2,383      26,667
                                                                -------     -----------   ------   ---------
Net contributions from affiliated insurance companies......     424,503    $  5,600,313   64,825   $ 898,951
                                                                =======     ===========   ======   =========
Shares exchanged in acquisition of Common Stock
 Portfolio.................................................  (1,004,770)    (13,633,276)      --          --
                                                                -------     -----------   ------   ---------

* Through the period ended December 12, 1997.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Notes to Financial Statements, December 31, 1997 -- Continued

--------------------------------------------------------------------------------

Transactions in capital stock for the year ended December 31, 1996 were as follows(1):

                                                          GROWTH PORTFOLIO              MONEY MARKET              BOND PORTFOLIO
                                                                                         PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                       SHARES        AMOUNT        SHARES         AMOUNT       SHARES      AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold........................................  1,276,805   $ 20,944,472    82,625,391   $ 82,625,391    382,375   $ 4,040,320
Shares redeemed....................................   (981,738)   (16,125,158)  (65,247,831)   (65,247,831)  (173,162)   (1,831,517)
Shares reinvested..................................    803,008     12,727,734     2,204,012      2,204,012     83,086       874,882
                                                     ---------    -----------       -------   ------------   --------   -----------
Net contributions from affiliated insurance
 companies.........................................  1,098,075   $ 17,547,048    19,581,572   $ 19,581,572    292,299   $ 3,083,685
                                                     =========    ===========       =======   ============   ========   ===========

                                                        MANAGED PORTFOLIO

-----------------------------------------------------------------------------
                                                       SHARES      AMOUNT
-----------------------------------------------------------------------------
Shares sold.........................................   506,385   $ 7,070,251
Shares redeemed.....................................  (296,312)   (4,126,398)
Shares reinvested...................................   209,781     2,862,232
                                                      --------      --------
Net contributions from affiliated insurance
 companies..........................................   419,854   $ 5,806,085
                                                      ========      ========

                                                                   AGGRESSIVE GROWTH          INTERNATIONAL
                                                                       PORTFOLIO                PORTFOLIO

------------------------------------------------------------------------------------------------------------------
                                                                  SHARES      AMOUNT       SHARES      AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold....................................................   441,008   $ 7,446,728    987,809   $12,532,647
Shares redeemed................................................  (156,497)   (2,640,322)  (218,584)   (2,776,249)
Shares reinvested..............................................   185,719     2,824,782    180,866     2,235,504
                                                                 --------     ---------   --------   -----------
Net contributions from affiliated insurance companies..........   470,230   $ 7,631,188    950,091   $11,991,902
                                                                 ========     =========   ========   ===========

                                                                       COMMON
                                                                        STOCK             SENTINEL GROWTH
                                                                      PORTFOLIO              PORTFOLIO
                                                                 -------------------     ------------------
                                                                  SHARES      AMOUNT     SHARES      AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold....................................................   577,728   $5,835,026   508,648   $5,090,047
Shares redeemed................................................    (2,588)     (27,950)     (377)      (4,012)
Shares reinvested..............................................     5,127       53,716        --           --
                                                                  -------   ----------   -------   ----------
Net contributions from affiliated insurance companies..........   580,267   $5,860,792   508,271   $5,086,035
                                                                  =======   ==========   =======   ==========

(1) The Common Stock and Sentinel Growth Portfolios commenced operations on 3/18/96.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Notes to Financial Statements, December 31, 1997 -- Concluded

--------------------------------------------------------------------------------

8. PRINCIPAL UNDERWRITER

1717 Capital Management Company serves, without compensation, as the principal underwriter for sale of the Fund shares to the Accounts. 1717 Capital Management Company is an indirect wholly-owned subsidiary of PMLIC.

9. SUBSEQUENT DIVIDEND

On December 31, 1997, the Board of Directors declared the following net investment income and capital gain dividends to shareholders of record on December 31, 1997, ex-dividend date January 5, 1998, payable on January 7, 1998 as follows:

                               TOTAL                    PER SHARE
                     -------------------------    ---------------------
                        NET                          NET
                     INVESTMENT      CAPITAL      INVESTMENT    CAPITAL
     PORTFOLIO         INCOME         GAIN          INCOME       GAIN
-------------------  ----------    -----------    ----------    -------
Growth.............  $1,105,932    $35,634,593      $.0805      $2.5932
Bond...............     330,523          3,599       .1554        .0017
Managed............     463,796      2,699,617       .1411        .8215
Aggressive Growth..     391,789      3,740,193       .1790       1.7088
International......     278,162      4,341,196       .0606        .9452
Sentinel Growth....      25,069      1,688,898       .0437       2.9121

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